Exhibit 99.3
Kookmin Bank
Non-Consolidated Financial Statements
As of and For the Years Ended December 31, 2008 and 2007

Kookmin Bank
Non-Consolidated Financial Statements
Index
December 31, 2008

Page(s)
Non-Consolidated Financial Statements
Balance Sheets	3
Statements of Income	4
Statements of Appropriations of Retained Earnings	6
Statements of Changes in Shareholders’ Equity	7
Statements of Cash Flows	8
Notes to Non-Consolidated Financial Statements	10

KOOKMIN BANK
NON-CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2008 AND 2007

	Korean Won
	2008		2007
	(In millions)

ASSETS
Cash and due from banks (Notes 3 and 20)	~~W~~	7,728,296	~~W~~	6,544,754
Securities (Notes 4 and 20)		34,928,917		30,777,359
Loans (Notes 5, 6, 7 and 20)		198,694,825		171,549,993
Property and Equipment (Note 8)		3,492,767		2,298,743
Other assets (Notes 7 and 9)		17,248,372		7,695,189

	~~W~~	262,093,177	~~W~~	218,866,038

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES:

Deposits (Notes 10 and 20)	~~W~~	158,867,924	~~W~~	138,858,691
Borrowings (Notes 11 and 20)		61,759,641		50,250,481
Other liabilities (Notes 12, 13, 14, 15 and 16)		24,151,518		13,719,105

		244,779,083		202,828,277

SHAREHOLDERS’ EQUITY (Note 17):
Common stock		2,181,896		1,681,896
Capital surplus		6,269,036		6,269,263
Accumulated other comprehensive income		445,263		345,446
Retained earnings		8,417,899		7,741,156

		17,314,094		16,037,761

	~~W~~	262,093,177	~~W~~	218,866,038

See accompanying notes to non-consolidated financial statements.

KOOKMIN BANK
NON-CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Korean Won
	2008		2007
	(In millions except per share amounts)
OPERATING REVENUE:
Interest income:
Interest on due from banks (Note 21)	~~W~~	99,087	~~W~~	13,007
Interest on securities (Note 21)		1,643,801		1,440,186
Interest on loans (Note 21)		14,785,617		12,146,901
Other interest income		35,401		36,522

		16,563,906		13,636,616

Gain on valuation and disposal of securities:
Gain on valuation of trading securities		77,335		3,570
Gain on disposal of trading securities		137,048		95,174
Gain on disposal of available-for-sale securities		254,896		808,396
Gain on disposal of held-to-maturity securities		209		—
Reversal of impairment loss on available-for-sale securities (Note 4)		5,638		31,784

		475,126		938,924

Gain on disposal of loans (Note 5)		39,415		27,112

Foreign exchange trading income		1,793,393		533,862

Commission income		1,412,415		1,571,103

Fees and commissions from trust accounts (Note 27)		84,833		93,406

Dividends income		68,352		10,956

Other operating income:
Gain on derivatives trading		15,019,792		2,922,375
Gain on valuation of derivatives (Note 19)		8,764,788		1,262,897
Gain on valuation of fair value hedged items (Notes 4, 10, 11 and 19)		103,676		212,295
Other operating income		53,868		72,280

		23,942,124		4,469,847

Total operating revenues		44,379,564		21,281,826

OPERATING EXPENSES:
Interest expenses:
Interest on deposits (Note 21)		6,333,853		4,144,124
Interest on borrowings (Note 21)		2,918,516		2,449,474
Other interest expenses		80,985		81,336

		9,333,354		6,674,934

Loss on valuation and disposal of securities:
Loss on valuation of trading securities		10,940		50,745
Loss on disposal of trading securities		138,945		88,785
Loss on disposal of available-for-sale securities		657,581		24,977
Loss on disposal of held-to-maturity securities		43		—
Impairment loss on available-for-sale securities (Note 4)		79,950		75,710
Impairment loss on held-to-maturity securities (Note 4)		27,345		—

		914,804		240,217

Loss on valuation and disposal of loans:
Provision for possible loan losses (Note 7)		1,776,830		533,952
Loss on disposal of loans (Note 5)		33,999		8,555

		1,810,829		542,507

(Continued)

KOOKMIN BANK
NON-CONSOLIDATED STATEMENTS OF INCOME (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Korean Won
	2008		2007
	(In millions except per share amounts)

Foreign exchange trading losses	~~W~~	1,471,951	~~W~~	309,848

Commission expenses		653,119		593,123

General and administrative expenses (Note 22)		3,799,520		3,693,254

Other operating expenses:
Provision for acceptances and guarantees losses		79,943		18,125
Loss on derivatives trading		15,484,518		2,785,890
Loss on valuation of derivatives (Note 19)		7,815,727		1,548,944
Loss on valuation of fair value hedged items (Notes 4, 10, 11 and 19)		477,755		4,061
Other operating expenses		726,601		637,537

		24,584,544		4,994,557

Total operating expenses		42,568,121		17,048,440

OPERATING INCOME		1,811,443		4,233,386

NON-OPERATING REVENUE (Note 23)		607,724		444,899

NON-OPERATING EXPENSES (Note 23)		260,878		148,415

INCOME BEFORE INCOME TAX		2,158,289		4,529,870

INCOME TAX EXPENSE (Note 24)		647,505		1,756,027

NET INCOME (Note 26)	~~W~~	1,510,784	~~W~~	2,773,843

BASIC NET INCOME PER SHARE (In currency units) (Note 25)	~~W~~	4,480	~~W~~	8,246

DILUTED NET INCOME PER SHARE (In currency units) (Note 25)	~~W~~	4,480	~~W~~	8,228

See accompanying notes to non-consolidated financial statements.

KOOKMIN BANK
NON-CONSOLIDATED STATEMENTS OF APPROPRIATIONS OF RETAINED EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Korean Won
	2008		2007
	(In millions)

RETAINED EARNINGS BEFORE APPROPRIATIONS:
Retained earnings carried forward from prior years	~~W~~	33	~~W~~	95
Effect on valuation of securities using the equity method		(13,227)		(20,400)
Net income		1,510,784		2,773,843

		1,497,590		2,753,538

TRANSFER FROM VOLUNTARY RESERVES:
Reserve for loss on disposal of treasury stock		359,525		—

APPROPRIATIONS:
Legal reserve (Note 17)		151,100		277,400
Voluntary reserve		1,706,000		1,651,500
Dividend (Note 17)		—		824,129
Other reserve		—		476

		1,857,100		2,753,505

UNAPPROPRIATED RETAINED EARNINGS TO BE CARRIED FORWARD TO SUBSEQUENT YEARS	~~W~~	15	~~W~~	33

See accompanying notes to non-consolidated financial statements.

KOOKMIN BANK
NON-CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

							Accumulated
							other
					Capital		comprehensive		Retained
	Capital stock		Capital surplus		adjustments		income		earnings		Total
					(In millions)

January 1, 2007(reported)	~~W~~	1,681,896	~~W~~	6,258,297	~~W~~	—	~~W~~	899,542	~~W~~	6,215,222	~~W~~	15,054,957
Cumulative effect of accounting changes		—		10,966		—		(10,966)		—		—

		1,681,896		6,269,263		—		888,576		6,215,222		15,054,957
Dividend		—		—		—		—		(1,227,784)		(1,227,784)

Balance after appropriations		1,681,896		6,269,263		—		888,576		4,987,438		13,827,173
Net income		—		—		—		—		2,773,843		2,773,843
Valuation of available-for-sale securities		—		—		—		(518,226)		—		(518,226)
Valuation of held-to-maturity securities		—		—		—		(56)		—		(56)
Valuation of securities using the equity method		—		—		—		(24,848)		(20,400)		(45,248)
Others		—		—		—		—		275		275

December 31, 2007	~~W~~	1,681,896	~~W~~	6,269,263	~~W~~	—	~~W~~	345,446	~~W~~	7,741,156	~~W~~	16,037,761

January 1, 2008(reported)	~~W~~	1,681,896	~~W~~	6,258,297	~~W~~	—	~~W~~	356,412	~~W~~	7,741,156	~~W~~	16,037,761
Cumulative effect for accounting changes		—		10,966		—		(10,966)		—		—

		1,681,896		6,269,263		—		345,446		7,741,156		16,037,761
Dividend		—		—		—		—		(824,129)		(824,129)

Balance after appropriations		1,681,896		6,269,263		—		345,446		6,917,027		15,213,632
Issuance of common stock		500,000		(2,418)		—		—		—		497,582
Net income		—		—		—		—		1,510,784		1,510,784
Acquisition of treasury stock		—		—		(3,410,033)		—		—		(3,410,033)
Disposal of treasury stock		—		—		3,410,033		—		—		3,410,033
Valuation of available-for-sale securities		—		—		—		(781,153)		—		(781,153)
Valuation of held-to-maturity securities		—		—		—		(13)		—		(13)
Valuation of securities using the equity method		—		2,191		—		(12,873)		(13,227)		(23,909)
Gain on revaluation of property and equipment		—		—		—		893,856		—		893,856
Others		—		—		—		—		3,315		3,315

December 31, 2008	~~W~~	2,181,896	~~W~~	6,269,036	~~W~~	—	~~W~~	445,263	~~W~~	8,417,899	~~W~~	17,314,094

See accompanying notes to non-consolidated financial statements.

KOOKMIN BANK
NON-CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Korean Won
	2008		2007
	(In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	~~W~~	1,510,784	~~W~~	2,773,843

Adjustments to reconcile net income to net cash provided by operating activities:
Loss on valuation of trading securities		10,940		50,745
Impairment loss on available-for-sale securities		79,950		75,710
Impairment loss on held-to-maturity securities		27,345		—
Loss on valuation of securities accounted for using the equity method		90,997		364
Provision for possible loan losses		1,776,830		533,952
Depreciation and amortization		458,144		422,726
Losses on disposition of property and equipment		1,065		1,598
Loss on valuation of derivatives		7,815,727		1,548,944
Loss on valuation of fair value hedged items		477,755		4,061
Provision for severance benefits		182,380		191,064
Gain on valuation of trading securities		(77,335)		(3,570)
Reversal of impairment loss on available-for-sale securities		(5,638)		(31,784)
Gain on valuation of securities accounted for using the equity method		(60,719)		(100,064)
Gains on disposition of property and equipment		(3,743)		(10,504)
Gain on valuation of derivatives		(8,764,788)		(1,262,897)
Gain on valuation of fair value hedged items		(103,676)		(212,295)
Others, net		(471,831)		202,167

		1,433,403		1,410,217

Changes in assets and liabilities resulting from operations:
Net decrease (increase) in trading securities		1,354,512		(2,464,946)
Net decrease (increase) in available-for-sale securities		(4,449)		776,303
Net increase in held-to-maturity securities		(1,516,408)		(83,935)
Net increase in loans		(28,844,294)		(22,240,060)
Net decrease (increase) in accounts receivable		(3,078,637)		80,770
Net decrease (increase) in accrued income		42,185		(93,249)
Net increase in prepaid expenses		(7,114)		(12,496)
Net increase in deferred income tax assets		(196,356)		(129,075)
Net increase in accounts payable		2,718,357		272,287
Net increase in accrued expenses		859,748		534,793
Net increase in unearned revenues		47,851		26,860
Payment of severance benefits		(51,396)		(24,160)
Net increase in severance insurance deposits		(87,930)		(136,903)
Others, net		(435,492)		463,147

		(29,199,423)		(23,030,664)

Net cash used in operating activities		(26,255,236)		(18,846,604)

(Continued)

KOOKMIN BANK
NON-CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Korean Won
	2008		2007
	(In millions)
CASH FLOWS FROM INVESTING ACTIVITIES:
Net increase in restricted due from banks	~~W~~	(797,175)	~~W~~	(730,504)
Net decrease (increase) in securities accounted for using the equity method		(450,933)		103,858
Disposal of property and equipment		10,449		20,176
Disposal of intangible assets		—		75
Disposal of non-business use properties		—		308
Purchase of property and equipment		(443,545)		(489,909)
Purchase of intangible assets		(107,923)		(80,843)
Net increase in guarantee deposits paid		(83,907)		(139,350)
Net decrease in domestic exchange settlement debits		205,777		208,727

Net cash used in investing activities		(1,667,257)		(1,107,462)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits		20,019,377		8,840,201
Net increase in borrowings		10,940,731		11,075,499
Net increase in other liabilities		1,085,332		512,094
Issuance of common stock		497,582		—
Dividend		(824,129)		(1,227,784)
Acquisition of treasury stock		(3,410,033)		—

Net cash provided by financing activities		28,308,860		19,200,010

NET INCREASE (DECREASE) IN CASH AND DUE FROM BANKS		386,367		(754,056)

CASH AND DUE FROM BANKS, BEGINNING OF YEAR		2,533,763		3,287,819

CASH AND DUE FROM BANKS, END OF YEAR (Note 31)	~~W~~	2,920,130	~~W~~	2,533,763

See accompanying notes to non-consolidated financial statements.

KOOKMIN BANK
NOTES TO NON-CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

1.	GENERAL:
Kookmin Bank (the “Bank”) was established in 1963 under the Citizens National Bank Act to provide and administer funds for financing to the general public and small businesses. Pursuant to the repeal of the Citizens National Bank Act, effective January 5, 1995, the Bank has conducted its operations in accordance with the provisions of the General Banking Act.
The Bank merged with Korea Long Term Credit Bank on December 31, 1998 and with Daegu, Busan, Jeonnam Kookmin Mutual Savings & Finance Co., Ltd. on August 22, 1999. Also, under the decision of the Financial Supervisory Commission in accordance with the Structural Improvement of the Financial Industry Act, the Bank purchased certain assets, including loans classified as normal or precautionary, and assumed most of the liabilities of Daedong Bank on June 29, 1998. Also, the Bank completed the legal consolidation with Housing and Commercial Bank (“H&CB”) on October 31, 2001 and merged with Kookmin Credit Card Co., Ltd., a majority-owned subsidiary, on September 30, 2003.
The Bank’s shares have been listed on the Korea Exchange (“KRX”) since September 1994. As a result of the business combination with H&CB, the former shareholders of the Bank and H&CB received new common shares of the Bank on the basis of a pre-determined ratio. The new common shares of the Bank were listed on the Korea Exchange on November 9, 2001. In addition, the Bank listed its American Depository Shares (“ADS”) on the New York Stock Exchange (“NYSE”) as of November 1, 2001 following the consolidation with H&CB. H&CB listed its ADS on the NYSE as of October 3, 2000 prior to the business combination. On September 29, 2008, the Bank became wholly-owned subsidiary of KB Financial Group Inc. through comprehensive stock transfer. Subsequently, the Bank’s shares and its ADS listed on the KRX and the NYSE were delisted on October 10, 2008 and September 26, 2008, respectively. As of December 31, 2008, the Bank’s paid-in capital is ~~W~~2,181,896 million.
The Bank is engaged in the banking, trust, credit card and other relevant businesses according to the provisions of the General Banking Act, Trust Business Act, and Specialized Credit Financial Business Act, respectively. The Bank operates through 1,245 domestic branches and offices (excluding 288 automated teller machine stations) and five overseas branches (excluding two subsidiaries and three offices) as of December 31, 2008.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Basis of Non-consolidated Financial Statement Presentation
The Bank maintains its official accounting records in Korean Won and prepares statutory non-consolidated financial statements in the Korean language (Hangul) in conformity with the accounting principles and banking accounting standards generally accepted in the Republic of Korea. Certain accounting principles and banking accounting standards applied by the Bank that conform with financial accounting standards and accounting principles in the Republic of Korea may not conform with generally accepted accounting principles and banking accounting practices in other countries. Accordingly, these financial statements are intended for use by those who are informed about Korean accounting principles and practices. The accompanying financial statements have been condensed, restructured and translated into English (with certain expanded descriptions) from the Korean language financial statements. Certain information included in the Korean language financial statements, but not required for a fair presentation of the Bank’s financial position, results of operations, changes in shareholders’ equity or cash flows, is not presented in the accompanying financial statements.
The significant accounting policies followed by the Bank in preparing the accompanying non-consolidated financial statements are summarized below.

Interest Income Recognition
The Bank applies the accrual basis in recognizing interest income related to deposits, loans and securities, except for non-secured uncollectible receivables. Interest on loans, whose principal or interest is past due at the balance sheet date, is generally not accrued, with the exception of interest on certain loans secured by guarantee of financial institution, or collateralized by bank deposits. When a loan is placed on non-accrual status, previously accrued interest is generally reversed and deducted from current interest income; and future interest income is recognized on the cash basis in accordance with the banking industry accounting standards. As of December 31, 2008 and 2007, the principal amount of loans and securities of which the accrued interest income was not recorded in the accompanying financial statements based on the above criteria amounted to ~~W~~6,607,393 million and ~~W~~4,917,003 million, respectively, and the related accrued interest income not recognized amounted to ~~W~~538,461 million and ~~W~~602,835 million, respectively.
Classification of Securities
At acquisition, the Bank classifies securities into one of the following categories: trading, available-for-sale, held-to-maturity and securities accounted for using the equity method, depending on marketability, purpose of acquisition and ability to hold. Debt and equity securities that are bought and held for the purpose of selling them in the near term and actively traded are classified as trading securities. Debt securities with fixed and determinable payments and fixed maturity that the Bank has the positive intent and ability to hold to maturity are classified as held-to-maturity securities. Securities that should be accounted for under the equity method are classified as securities accounted for using the equity method. Debt and equity securities not classified as above are categorized as available-for-sale securities.
If the objective and ability to hold securities of the Bank change, available-for-sale securities can be reclassified to held-to-maturity securities and held-to-maturity securities can be reclassified to available-for-sale securities. Whereas, if the Bank sells held-to-maturity securities or exercises early redemption right of securities to issuer in the current year or the proceeding two years, and if it reclassifies held-to-maturity securities to available-for-sale securities, all debt securities that are owned or purchased cannot be classified as held-to-maturity securities unless the remaining term of the securities is inconsequential where the securities can be sold with immaterial value fluctuation arising from changes in the interest rates. However trading securities cannot be recategorized to available-for-sale securities or held-to-maturity securities and vice versa. Nevertheless, trading securities are reclassified to available-for-sale securities only when the trading securities lose their marketability.
Valuation of Securities
(1)	Valuation of Trading Securities

Trading equity and debt securities are initially recognized at acquisition cost plus incidental expenses determined by the individual moving average method (the specified identification method for debt securities). When the face value of trading debt securities differs from their acquisition cost, the effective interest method is applied to amortize the difference over the remaining term of the securities. After initial recognition, if the fair value of trading securities differs from the book value, trading securities are stated at fair value and the resulting valuation gain or loss is included in current operations.

(2)	Valuation of Available-for-sale Securities

Available-for-sale securities are initially recognized at acquisition cost plus incidental expenses, determined by the individual moving average method (the specified identification method for debt securities). The effective interest method is applied to amortize the difference between the face value and the acquisition cost over the remaining term of the debt securities. After initial recognition, available-for-sale securities are stated at fair value, with the net unrealized gain or loss presented as gain or loss on valuation of available-for-sale securities in accumulated other comprehensive income (loss). Accumulated other comprehensive income (loss) of securities is charged to current operations in a lump sum at the time of disposal or impairment recognition. Non-marketable equity securities are stated at acquisition cost on the financial statements if the fair value of the securities is not reliably determinable.

If the fair value of equity securities (net asset fair value in case of non-marketable equity securities stated at acquisition cost) is below the acquisition cost and the pervasive evidence of impairment exists, the carrying value is adjusted to fair value and the resulting valuation loss is charged to current operations. If the collectible value of debt securities is below the amortized cost and the pervasive evidence of impairment exists, the carrying value is adjusted to collectible value and the resulting valuation loss is charged to current operations. With respect to impaired securities, any unrealized valuation gain or loss of securities previously included in accumulated other comprehensive income (loss) is reversed.

(3)	Valuation of Held-to-maturity Securities

Held-to-maturity securities are stated at acquisition cost plus incidental expenses, determined by the specific identification method. When the face value of held-to-maturity securities differs from its acquisition cost, the effective interest method is applied to amortize the difference over the remaining term of the securities. If collectible value is below the amortized cost and the pervasive evidence of impairment exists, the carrying value is adjusted to collectible value and the resulting valuation loss is charged to current operations.

(4)	Valuation of Securities Accounted for Using the Equity Method

Equity securities held for investment in companies in which the Bank is able to exercise significant influence over the investees (in accordance with the Banking Act, if the Bank holds more than 15 percent of the total issued shares, the Bank is considered being able to exercise significant influence) are accounted for using the equity method. The Bank’s share in net income or net loss of investees is included in current operations. Changes in the retained earnings of investee are reflected in the retained earnings. Changes in the capital surplus, capital adjustments or accumulated other comprehensive income of investee are reflected as gain or loss on valuation of securities accounted for using the equity method in accumulated other comprehensive income (loss).

When the book value of equity securities accounted for using the equity method is less than zero due to the cumulative losses of the investees, the Bank discontinues applying the equity method and does not provide for additional losses. If the investee subsequently reports net income, the Bank resumes applying the equity method only after its share of that net income equals the share of net losses not recognized during the period that the equity method was suspended.

In addition, the Bank applies the equity method making current earnings and net assets reported in the non-consolidated financial statements of the Bank coincide with its share of current earnings and net assets of an associate included in the consolidated financial statements. However the Bank ceases to apply the equity method when the balance of the investment in the associate has become zero.

(5)	Reversal of Impairment Loss on Available-for-sale Securities and Held-to-maturity Securities

If the reasons for impairment losses on available-for-sale securities no longer exist, the recovery is recorded in current operations under operating revenue up to amount of the previously recognized impairment loss as reversal of impairment loss on available-for-sale securities and any excess is included in accumulated other comprehensive income as gain on valuation of available-for-sale securities. However, if the increases in the fair value of the impaired securities are not regarded as the recovery of the impairment, the increases in the fair value are recorded as gain on valuation of available-for-sale securities in accumulated other comprehensive income. For non-marketable equity securities, which were impaired based on the net asset fair value, the recovery is recorded up to their acquisition cost.

For held-to-maturity securities, the recovery is recorded in current operations under operating revenue within the amount of amortized cost that would have been recorded according to the original schedule if the impairment losses had not been recognized as reversal of impairment loss on held-to-maturity securities.

(6)	Reclassification of Securities

When held-to-maturity securities are reclassified to available-for-sale securities, those securities are accounted for at fair value on the reclassification date and the difference between the fair value and book value is reported in accumulated other comprehensive income (loss) as gain or loss on valuation of available-for-sale securities. When available-for-sale securities are reclassified to held-to-maturity securities, gain or loss on valuation of available-for-sale securities, which had been recorded until the reclassification date, continue to be included in accumulated other comprehensive income (loss) and be amortized using the effective interest rate method and the amortized amount is charged to interest income until maturity. The difference between the fair value at the reclassification date and face value of the reclassified securities to held-to-maturity securities is amortized using effective interest rate method and the amortized amount is charged to interest income. In addition, when certain trading securities lose their marketability, such securities are reclassified as available-for-sale securities at fair market value as of reclassification date.
Transfer of Securities
When the realization, expiration or sale of the right to obtain the economic benefits arises and the control of securities is lost from the sale of the securities, the unrealized valuation gain or loss of securities included in accumulated other comprehensive income (loss) is added to or deducted from the gain or loss on disposal of securities. The gain or loss is the difference between the net proceeds receivable or received and its carrying value. When securities are transferred without losing control of the securities, the transaction is recorded as secured borrowing transaction.
Allowance for Possible Losses on Credits
The Supervisory Regulation of Banking Business (the “Supervisory Regulation”) legislated by the Financial Supervisory Commission (FSC) requires the Bank to classify all credits into five categories as normal, precautionary, substandard, doubtful, or estimated loss based on borrowers’ repayment capability and historical financial transaction records. The Supervisory Regulation also requires the Bank to provide the minimum rate of loss provision for each category balance using the prescribed minimum percentages as described below.
As required by the Supervisory Regulation, the Bank classifies corporate credits (loans, confirmed acceptances and guarantees) based on borrowers’ capability to repay in consideration of borrowers’ business operation, financial position and future cash flows (Forward Looking Criteria) as well as past due period and status of any bankruptcy proceedings (Historical Repayment Criteria). However, credits to small companies and to households are classified not by evaluating the debt repayment capability of a borrower or customer but by past due period and status of bankruptcy proceedings. The Bank generally classifies all credits to a single borrower in the same category of classification but credits guaranteed or collateralized by bank deposits, real estate or other assets may be classified differently based on the guarantor’s capability to service such guarantee or based on the value of collateral securing such credits.
Based on the Bank’s corporate credit evaluation model, credits to a borrower are classified into 17 grades from AAA to D (AAA, AA+, AA, A, BBB+, BBB, BBB-, BB+, BB, BB-, B+, B, B-, CCC, CC, C and D). Credits of grades of AAA to B are classified as normal, credits of grade B- to CCC as precautionary, credits of grade CC as substandard, credits of grade C as doubtful and credits of grade D as estimated loss. An allowance is then calculated on the category balances using the prescribed percentages of 0.85 (0.9 percent for loans to economy-sensitive industries) ~ 6.9 percent for normal, 7.0 ~ 19.9 percent for precautionary, 20 ~ 49.9 percent for substandard, 50 ~ 99.9 percent for doubtful and 100 percent for estimated loss. However, the Bank does not provide allowances for call loans, bonds bought under resale agreements and inter-bank loans that are classified as normal, as it is not required by the Accounting Standards for the Banking Industry.
In addition, as required by the Supervisory Regulation, based on the classification of household loans and credit card receivables by past due period and status of bankruptcy proceedings, allowance for household loans and credit card receivables are calculated on the category balances using the prescribed percentages of 1.0 ~ 9.9 percent and 1.5 ~ 14.9 percent for normal, 10 ~19.9 percent and 15 ~ 19.9 percent for precautionary, 20 ~ 54.9 and 20 ~ 59.9 percent for substandard, 55 ~ 99.9 percent and 60 ~ 99.9 percent for doubtful, and 100 percent for estimated loss.

Pursuant to the Supervisory Regulation of Banking Business, the Bank provides allowance for possible losses on confirmed acceptances and guarantees, unconfirmed acceptances and guarantees, and notes endorsed based on the credit classification, minimum rate of loss provision prescribed by the Financial Supervisory Service and the cash conversion factor. In addition, the Bank provides other allowances for the unused credit limit of credit card and unused credit line of consumer and corporate loans based on the cash conversion factor and minimum rate of loss provision prescribed by the Financial Supervisory Service.
In addition, when an allowance for possible loan losses required by the Supervisory Regulation is less than the amount calculated based on the historical loss rate, which is estimated through objective and reasonable method in accordance with the accounting principle in the Republic of Korea, historical loss rate is reflected in the provision for possible loan losses.
The method and data used for determining the allowances for loan losses based on historical loss rate by the Bank’s lending portfolios are determined as follows:

		Period of historical	Period of
Lending portfolios	Methodology	loss rate	recovery ratio
Impaired corporate loans	DCF & Migration	N/A	N/A
Non-impaired corporate loans	Migration analysis	1 year	5 years
Consumer loans	Migration analysis	1 year	5 years
Credit card loans	Roll-rate analysis	1 year	5 years
Based on the loan portfolios’ nature, lending period, recovery period and other economic factors, the Bank determines the appropriate data period to be used in assessing its historical loss rate and recovery ratio.
Restructuring of Loans
The equity interest in the debtors, net of real estates and/or other assets received as full or partial satisfaction of the Bank’s loans, collected through reorganization proceedings, court mediation or debt restructuring agreements of parties concerned, is recorded at fair value at the time of the restructuring. In cases where the fair value of the assets received are less than the book value of the loan (book value before allowances), the Bank offsets first the book value against allowances for loan losses and then recognizes provisions for loan losses. Impairment losses for loans that were restructured in a troubled debt restructuring involving a modification of terms are computed by the difference between the present value of future cash flows under debt restructuring agreements discounted at effective interest rates at the time when loans are originated and the book value before allowances for loan losses. If the amount of allowances already established is less than the impairment losses, the Bank establishes additional allowances for the difference. Otherwise, the Bank reverses the allowances for loan losses.
Deferred Loan Origination Fees and Costs
The Bank defers loan origination fees associated with originating loans and loan origination costs that have future economic benefits. Loan balances are reported net of these loan origination fees and costs. The deferred loan origination fees and costs are amortized using the effective interest method with the amortization recognized as adjustments to other interest income.
Valuation of Receivables and Payables at Present Value
Receivables and payables incurred through long-term installment transactions, long-term borrowing and lending transactions, and other similar transactions are stated at the present value of expected future cash flows, and the gain or loss on valuation of related receivables and payables is reflected in current operations, unless the difference between nominal value and present value is immaterial. Present value discount or premium is amortized using the effective interest rate method and credited or charged to interest income or interest expense.
Bonds under Resale or Repurchase Agreements
Bonds purchased under resale agreements are recorded as loans and bonds sold under repurchase agreements are recorded as borrowings when the Bank purchases or sells securities under such agreements.

Property and Equipment and Related Depreciation
Property and equipment are recorded at acquisition cost or production cost including incidental expenses or revalued amount. Routine maintenance and repairs are expensed as incurred. Expenditures that result in the enhancement of the value or the extension of the useful lives of the facilities involved are capitalized as additions to property and equipment.
Depreciation is computed by using the declining-balance method (straight-line method for building and structures) based on the estimated useful lives of the assets as follows:

Property and equipment	Depreciation method	Estimated useful life
Buildings and structures	Straight-line	40 years
Leasehold improvements	Declining balance	4-5 years
Equipment and vehicles	Declining balance	4-5 years
A lease is classified as a finance lease if it transfers substantially all the risks and rewards related to ownership. Generally, leaser is consider a finance lease when: (a) the lease transfers ownership of the asset to the Bank by the end of (or before) the lease term; (b) the Bank has the bargain purchase option at the inception of the lease and it is certain that the option will be exercised; (c) the lease term is equal to or greater than 75 percent of the economic life of the asset even if title is not transferred; (d) at the inception of the lease the present value of the minimum lease payments equal to or greater than 90 percent of the fair value of the leased asset; (e) the leased assets are of a specialized nature such that only the Bank can use them without major modifications. Other lease contacts are classified as operating leases.
Intangible Assets and Related Amortization
Intangible assets included in other assets are recorded at the production costs or purchase costs plus incidental expenses less accumulated amortization. Intangible assets are amortized using the straight-line method over the estimated economic useful lives of the related assets or the activity method as follows:

Intangible assets	Depreciation method	Estimated useful life
Goodwill	Straight-line	9 years
Trademarks	Straight-line	5-20 years
Others	Straight-line	3-30 years
The Bank recorded goodwill as a result of the merger with H&CB, as the cost of the merger exceeded the fair value of the net assets acquired. Expenditures incurred in conjunction with the development of new products or technology and others, in which the elements of costs can be individually identified and future economic benefits are probably exerted, are capitalized as development costs. The Bank estimates the useful lives of endowment assets that are beneficial upon usage based on the term of the contract and are classified under other intangible assets.
Valuation Allowance for Non-Business Use Property
Non-business use property included in other assets is recorded when the Bank acquires collateral by foreclosure on the mortgage for loans. If the latest auction price is lower than book value, the difference is provided as a valuation allowance and the valuation loss is charged to current operations. In addition, the difference between the selling price and book value is recorded as a disposition gain or loss.
Recognition of Impairment of Assets
When the book value of assets (other than securities and assets valued at present value) exceeds the collective value of the assets due to obsolescence, physical damage or a sharp decrease in market value and the difference is material, the book value are adjusted to collective value in the balance sheet and the resulting impairment loss is charged to current operations. If the collective value of the assets increases in subsequent years, the increase in value is credited to operations as gain until the collective value equals the book value of assets that would have been determined had no impairment loss been recognized. The Bank assessed the collective value based on expected selling price or appraisal value.

Securities Sold
Securities borrowed from Korea Securities Depository and other institutions are accounted for as memorandum transactions. Upon the sale of such securities, they are reclassified as securities sold of borrowings. Changes in fair values of the securities are recorded as gains or losses on valuation of securities sold at the balance sheet date, and differences between book value of borrowings and market value of the securities are recorded as gain or loss on disposal of securities sold at the time of redemption.
Amortization of Discounts (Premiums) on Debentures
Discounts or premiums on debentures issued are amortized over the period from issuance to maturity using the effective interest rate method. Amortization of discounts or premiums is recognized as interest expense on the debentures.
Contingent Liabilities
A possible obligation that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Bank is recognized as contingent liabilities when it is probable that an outflow of resources embodying economic benefits required and the amount of the obligation can be measured with sufficient reliability. Where the effect of the time value of money is material, the amount of the liabilities is the present value of the expenditures expected to be required to settle the obligation. In addition, as some or all expenditures required to settle a provision is expected to be reimbursed by another party, the reimbursement is recognized as separate assets in the balance sheet and related income may be offset against expense in the income statement.
Accrued Severance Benefits
Employees and directors and temporary employees with at least one year of service as of September 30, 2008 are entitled to receive a lump-sum payment upon termination of their employment with the Bank, based on their length of service and rate of pay at the time of termination. The accrued severance benefits that would be payable assuming all eligible employees and directors were to resign are included in other liabilities.
The Bank has purchased severance benefits insurance, and made deposits with Kyobo Life Insurance Co., Ltd and others. Withdrawal of these deposits is restricted to the payment of severance benefits. These are presented as a deduction from the accrued severance benefits.
Accounting for Derivative Instruments
The Bank accounts for derivative instruments pursuant to the Interpretations on Financial Accounting Standards 53-70 on accounting for derivative instruments. Derivative instruments are classified as used for trading activities or for hedging activities according to their transaction purpose. All derivative instruments are accounted for at fair value with the valuation gain or loss recorded as an asset or liability. If the derivative instrument is not part of a transaction qualifying as a hedge, the adjustment to fair value is reflected in current operations.
The accounting for derivative transactions that are part of a qualified hedge based both on the purpose of the transaction and on meeting the specified criteria for hedge accounting differs depending on whether the transaction is a fair value hedge or a cash flow hedge. Fair value hedge accounting is applied to a derivative instrument designated as hedging the exposure to changes in the fair value of an asset or a liability or a firm commitment (hedged item) that is attributable to a particular risk. The gain or loss both on the hedging derivative instruments and on the hedged item attributable to the hedged risk is reflected in current operations. Cash flow hedge accounting is applied to a derivative instrument designated as hedging the exposure to variability in expected future cash flows of an asset or a liability or a forecasted transaction that is attributable to a particular risk. The effective portion of gain or loss on a derivative instrument designated as a cash flow hedge is recorded as accumulated other comprehensive income (loss) and the ineffective portion is recorded in current operations. The effective portion of gain or loss recorded as accumulated other comprehensive income (loss) is reclassified to current earnings in the same period during which the hedged forecasted transaction affects earnings. If the hedged transaction results in the acquisition of an asset or the incurrence of a liability, the gain or loss in accumulated other comprehensive income (loss) is added to or deducted from the asset or the liability.

Accounting for Share-based Payment
The terms of the arrangement for share-based payment transactions provide the Bank with a choice of whether the transaction is settled in cash or by issuing equity instruments. In accordance with the resolution of the Board of Directors on August 23, 2005 to settle the transaction in cash, the compensation cost is recorded in other liabilities (accrued expense). The compensation cost of stock options granted before and after the effective date of the Statements of Korea Accounting Standards No. 22 (Share-based Payment) was measured using the intrinsic value method in accordance with the Interpretations on Financial Accounting Standards 39-35 “Accounting for Stock Options,” and the fair value method, respectively.
National Housing Fund
The Bank, as designated by the Korean government under the Housing Law (former Housing Construction Promotion Law), manages the sources and uses of funds of the National Housing Fund (the “NHF”) and records the related NHF account in other liabilities. In addition, the Bank pays interest to the NHF, which is computed by multiplying the average balance of the NHF account by the passbook deposit interest rate. With the termination of the NHF designation as of March 31, 2008, the Bank does not manage the new operations related to the NHF except for the operations of the existing funds.
Accounting for Trust Accounts
The Bank separately maintains the books of accounts and financial statements in connection with the trust operations (the trust accounts) from those of the bank accounts in accordance with the Trust Business Act. When surplus funds are generated through the management of trust assets, such funds are deposited with the Bank and are recorded as due to trust accounts of the bank accounts. Also, the borrowings from the bank account are recorded as due from trust accounts of the bank accounts. The Bank receives fees for operation and management of the trust business and accounts for them as fees and commissions from trust accounts. With respect to certain trust account products, the Bank guarantees the repayment of the principal of the trust accounts and, in certain cases, a fixed rate of return. If income from such trust accounts is insufficient to pay the guaranteed amount, such a deficiency is satisfied by using special reserves maintained in the trust accounts, offsetting trust fee payable to the bank accounts and receiving compensation contributions from the bank accounts of the Bank. If the Bank pays compensating contributions to the guaranteed return trusts to cover such deficiencies, these contributions are reflected as operating expense of the bank accounts and as other income of the trust accounts.
Income Tax Expense
Income tax expense is the amount currently payable for the period added to or deducted from the changes in deferred income taxes. However, deferred income tax assets are recognized only if the future tax benefits from accumulated temporary differences and any tax loss carryforwards are realizable. The difference between the amount currently payable for the period and income tax expense is accounted for as deferred income tax assets or liabilities, which will be charged or credited to income tax expense in the period the related temporary difference reverses in the future. Deferred income tax assets or liabilities are calculated based on the expected tax rate to be applied at the reversal period of the related assets or liabilities. Tax payable and deferred income tax assets or liabilities regarding to certain items are charged or credited directly to related components of shareholders’ equity.
Accounting for Foreign Currency Transactions and Translation
The Bank maintains its accounts in Korean Won. Transactions in foreign currencies are recorded in Korean Won based on the basic rate of exchange on the transaction date. The Korean Won equivalent of assets and liabilities denominated in foreign currencies are translated in these financial statements based on the basic rate (~~W~~1,257.50 and ~~W~~938.20 to US$ 1.00 at December 31, 2008 and 2007, respectively) announced by Seoul Money Brokerage Service, Ltd. or cross rates for other currencies other than U.S. Dollars at the balance sheet dates. Translation gains and losses are credited or charged to operations. Financial statements of overseas branches are translated based on the basic rate at balance sheet dates.
Discontinued Operation
A discontinued operation refers to a component of the Bank that is capable of being distinguished operationally for financial reporting purposes and is capable of being identified as a major line of business or geographical area of operations, and that the Bank, pursuant to a single plan of discontinuance, substantially disposes in its entirety, such as by selling it in a single transaction; sells off its assets and settles its liabilities individually or in small groups; or terminates it through abandonment. The income (loss) from continuing operation and discontinued operation was not distinguished and separately presented as there was no discontinued operation in the prior year and current period.
Application of the Statement of Korea Accounting Standards
The Korea Accounting Standard Board (KASB) under the Korea Accounting Institute (KAI) issued the Statements of Korea Accounting Standards (SKAS) for achieving a set of Korean accounting standards that should be internationally acceptable and comparable based on SKAS Act 92. The Bank adopted SKAS No.1 (Accounting Changes and Error Corrections) through SKAS No. 25 (Consolidated Financial Statements) (excluding SKAS No. 14) as of or before December 31, 2007.
In addition, according to the amended SKAS No. 15 (Investments in Associates), the Bank applied the equity method of which the current earnings and net assets reported in the non-consolidated financial statements of the Bank coincide with its share of current earnings and net assets of an associate included in the consolidated financial statements. However, the Bank ceases to apply the equity method when the balance of the investment in the associate has become zero. The financial statements of the prior year were restated for comparative purposes due to the application of the revised SKAS No.15.
The Bank adopted the provisions of the amended SKAS No. 5 (property, plant and equipment) on December 31, 2008. As a result of the implementation of the revised SKAS No. 5, the Bank selected the revaluation model on land and recorded land at its revalued amount as of December 31, 2008. The Bank applied the revaluation model for its land prospectively, and the financial statements of the prior year presented for comparative purposes are not restated.

3.	CASH AND DUE FROM BANKS:
(1)	Cash and due from banks as of December 31, 2008 and 2007 consist of (Unit: In millions):

	2008		2007
Cash and checks	~~W~~	2,190,743	~~W~~	2,287,607
Foreign currencies		272,521		189,463
Due from banks		5,265,032		4,067,684

	~~W~~	7,728,296	~~W~~	6,544,754

(2)	Due from banks as of December 31, 2008 and 2007 consist of (Unit: In millions):

Financial institution	Interest (%)	2008		2007
Due from banks in Won:
BOK	—	~~W~~	3,906,568	~~W~~	3,897,542
Korea Development Bank and others	0.00 ~ 0.10		83,901		3,693
Korean Federation of Community Credit Cooperatives and others	0.00 ~ 0.50		2,117		3,920

			3,992,586		3,905,155

Due from banks in foreign currencies:
BOK	—		740,197		88,361
Deutsche Bank Trust Company America and others	0.00 ~ 9.38		526,707		74,168

			1,266,904		162,529

Due from banks in gold:
UBS AG London and others			5,542		—

		~~W~~	5,265,032	~~W~~	4,067,684

(3)	Restricted due from banks as of December 31, 2008 and 2007 consist of (Unit: In millions):

Financial institution	2008		2007		Reason for restriction
Due from banks in Won:
BOK	~~W~~	3,906,568	~~W~~	3,897,542	BOK Act
Woori Bank		101		214	Escrow account
JP Morgan Securities Inc. and others		287		2,804	Derivatives margin accounts/others
Korea Exchange		250		250	Market entry due
Due from banks in foreign currencies:
BOK		740,197		88,361	BOK Act
ING and others		99,700		14,501	Derivatives margin accounts/others
Industrial Bank Harbin Branch and others		20,760		7,319	China’s New Foreign Bank Regulations
Citigroup Global Markets Limited		40,303		—	Collateral provided for borrowings

	~~W~~	4,808,166	~~W~~	4,010,991

(4)	Due from banks by financial institution as of December 31, 2008 and 2007 consist of (Unit: In millions):

Financial institution	2008		2007
Due from banks in Won:
BOK	~~W~~	3,906,568	~~W~~	3,897,542
Banks		83,901		3,693
Others		2,117		3,920

		3,992,586		3,905,155

Due from banks in foreign currencies:
BOK		740,197		88,361
Banks		519,307		72,556
Others		7,400		1,612

		1,266,904		162,529

Due from banks in gold:
Banks		5,542		—

	~~W~~	5,265,032	~~W~~	4,067,684

(5)	Term structure of due from banks as of December 31, 2008 is as follows (Unit: In millions):

			Due after 3		Due after 6
	Due in 3		months		months		Due after 1
	months or		through 6		through 1		year through		More than 3
	less		months		year		3 years		years		Total

Due from banks in Won	~~W~~	3,992,485	~~W~~	101	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	3,992,586
Due from banks in foreign currencies		1,255,957		10,947		—		—		—		1,266,904
Due from banks in gold		5,542		—		—		—		—		5,542

	~~W~~	5,253,984	~~W~~	11,048	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	5,265,032

Term structure of due from banks as of December 31, 2007 is as follows (Unit: In millions):

			Due after 3		Due after 6
	Due in 3		months		months		Due after 1
	months or		through 6		through 1		year through		More than 3
	less		months		year		3 years		years		Total
Due from banks in Won	~~W~~	3,905,054	~~W~~	—	~~W~~	101	~~W~~	—	~~W~~	—	~~W~~	3,905,155
Due from banks in foreign currencies		162,529		—		—		—		—		162,529

	~~W~~	4,067,583	~~W~~	—	~~W~~	101	~~W~~	—	~~W~~	—	~~W~~	4,067,684

4.	SECURITIES:
(1)	Securities as of December 31, 2008 and 2007 consist of (Unit: In millions):

	2008		2007
Trading securities	~~W~~	3,736,268	~~W~~	5,013,286
Available-for-sale securities		17,552,003		13,870,764
Held-to-maturity securities		12,575,745		11,042,998
Securities accounted for using the equity method		1,064,901		850,311

	~~W~~	34,928,917	~~W~~	30,777,359

(2)	The valuation of securities excluding securities accounted for using the equity method as of December 31, 2008 consist of (Unit: In millions):

					Adjusted by
					effective
			Acquisition		interest rate
Classification	Face value		cost (*)		method		Book value
Trading securities:
Equity securities	~~W~~	—	~~W~~	105,759	~~W~~	—	~~W~~	95,893
Beneficiary certificates		131,817		134,363		—		137,111
Government and public bonds		1,017,366		1,016,013		1,018,497		1,046,112
Finance bonds		2,182,230		2,166,444		2,170,643		2,213,287
Corporate bonds		240,378		240,254		239,790		243,865

	~~W~~	3,571,791	~~W~~	3,662,833	~~W~~	3,428,930	~~W~~	3,736,268

Available-for-sale securities:
Equity securities	~~W~~	—	~~W~~	4,079,979	~~W~~	—	~~W~~	2,732,664
Equity investments		—		28,259		—		28,252
Beneficiary certificates		520,274		520,099		—		521,503
Government and public bond		5,601,150		5,508,684		5,543,307		5,720,156
Finance bonds		5,627,370		5,610,800		5,594,771		5,608,098
Corporate bonds		2,639,189		2,574,567		2,557,536		2,570,479
Asset-backed securities		519,298		499,955		272,929		285,024
Other debt securities		88,181		81,634		—		85,827

	~~W~~	14,995,462	~~W~~	18,903,977	~~W~~	13,968,543	~~W~~	17,552,003

Held-to-maturity securities:
Government and public bonds	~~W~~	6,036,998	~~W~~	5,858,749	~~W~~	5,924,130	~~W~~	5,924,130
Finance bonds		2,747,725		2,741,236		2,742,643		2,715,298
Corporate bonds		3,730,192		3,714,633		3,714,323		3,714,323
Asset-backed securities		222,000		221,987		221,993		221,994

	~~W~~	12,736,915	~~W~~	12,536,605	~~W~~	12,603,089	~~W~~	12,575,745

(*)	The book value before valuation has been recognized for equity securities classified as available-for-sale. The valuation of securities excluding securities accounted for using the equity method as of December 31, 2007 consists of (Unit: In millions):

					Adjusted by
					effective
			Acquisition		interest rate
Classification	Face value		cost (*)		method		Book value
Trading securities:
Equity securities	~~W~~	—	~~W~~	58,771	~~W~~	—	~~W~~	58,224
Beneficiary certificates		192,563		199,332		—		200,355
Government and public bonds		882,707		861,787		864,265		858,293
Finance bonds		3,686,754		3,673,300		3,677,731		3,638,082
Corporate bonds		260,565		259,674		259,222		257,193
Asset-backed securities		1,146		1,133		1,141		1,139

	~~W~~	5,023,735	~~W~~	5,053,997	~~W~~	4,802,359	~~W~~	5,013,286

Available-for-sale securities:
Equity securities	~~W~~	—	~~W~~	955,361	~~W~~	—	~~W~~	1,165,443
Equity investments		—		24,159		—		24,153
Beneficiary certificates		101,361		101,268		—		102,673
Government and public bonds		3,894,299		3,815,903		3,830,706		3,755,700
Finance bonds		7,367,361		7,346,992		7,351,026		7,259,328
Corporate bonds		1,235,413		1,195,948		1,177,706		1,167,059
Asset-backed securities		728,260		688,102		320,392		363,127
Other debt securities		33,379		24,239		—		33,281

	~~W~~	13,360,073	~~W~~	14,151,972	~~W~~	12,679,830	~~W~~	13,870,764

Held-to-maturity securities:
Government and public bonds	~~W~~	6,747,919	~~W~~	6,575,112	~~W~~	6,611,911	~~W~~	6,611,911
Finance bonds		1,758,146		1,756,205		1,756,315		1,756,315
Corporate bonds		2,409,986		2,410,960		2,403,786		2,403,786
Asset-backed securities		271,000		270,943		270,986		270,986

	~~W~~	11,187,051	~~W~~	11,013,220	~~W~~	11,042,998	~~W~~	11,042,998

(*)	The book value before valuation has been recognized for equity securities classified as available-for-sale. The fair values of trading debt securities and available-for sale debt securities in Won were assessed by applying the average of base prices as of balance sheet dates, provided by the bond pricing service institutions.

The fair value of the available-for-sale non-marketable equity securities such as Korea Housing Guarantee Co., Ltd. and 25 others, and the restricted available-for-sale marketable equity securities such as Hyundai Engineering and Construction Co. were reliably measured by an independent appraisal institute using reasonable judgment. The fair value was determined based on more than one valuation models such as Discounted Cash Flow (DCF) Model, Imputed Market Value (IMV) Model, Discounted Free Cash Flow to Equity (FCFE) Model, Dividend Discount (DD) Model and Risk Adjusted Discounted Cash Flow (RADCF) Model depending on the equity securities.

(3)	Available-for-sale securities, which were not valuated at fair value as of December 31, 2008 and 2007, are as follows (Unit: In millions):

Company	2008		2007
Non-performing Asset Management Fund	~~W~~	23,650	~~W~~	23,650
Korea Asset Management Corp.		15,667		15,667
Bad Bank Harmony (preferred stock)		13,595		33,896
Samsung Life Insurance Co., Ltd.		7,479		7,479
Korea Highway Corp.		6,248		6,248
Eunpyeong New Town PFV Co., Ltd.		5,285		—
Megaball City		4,920		—
T-stone 2nd Private Equity Fund		4,600		—
CLS		1,246		871
Tianjin Samsung Opto_Electronics		1,228		916
Chase Securities Int’l (London)		1,012		755
Others		8,984		7,494

	~~W~~	93,914	~~W~~	96,976

(4)	The impairment loss and the reversal of impairment loss on available-for-sale securities and held to maturity securities for the years ended December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008				2007
	Impairment		Reversal		Impairment		Reversal
Available for sale securities:
Equity securities	~~W~~	1,459	~~W~~	611	~~W~~	7,343	~~W~~	23,650
Debt securities		78,491		5,027		68,367		8,134

		79,950		5,638		75,710		31,784

Held-to-maturity securities:
Debt securities		27,345		—		—		—

	~~W~~	107,295	~~W~~	5,638	~~W~~	75,710	~~W~~	31,784

(5)	Structured notes relating to stock, interest rate and credit risk as of December 31, 2008 are as follows (Unit: In millions):

			Foreign
	Won		currencies		Total

Structured notes relating to interest rate	~~W~~	60,000	~~W~~	—	~~W~~	60,000

Structured notes relating to credit:
Synthetic CDO		—		2,420		2,420

Bonds with call option		12,000		—		12,000

	~~W~~	72,000	~~W~~	2,420	~~W~~	74,420

Structured notes relating to stock, interest rate and credit risk as of December 31, 2007 are as follows (Unit: In millions):

			Foreign
	Won		currencies		Total
Structured notes relating to stock:
Convertible bonds	~~W~~	—	~~W~~	468	~~W~~	468

Structured notes relating to interest rate:
Long-term government bond FRN		145,015		—		145,015
Others		110,035		—		110,035

		255,050		—		255,050

Structured notes relating to credit:
Synthetic CDO		—		17,412		17,412

Bonds with call option		16,000		—		16,000

	~~W~~	271,050	~~W~~	17,880	~~W~~	288,930

(6)	Private beneficiary certificates included in beneficiary certificates of available-for-sale securities as of December 31, 2008 and 2007 are composed of (Unit: In millions):

	2008		2007
Stocks	~~W~~	21,793	~~W~~	43,474
Government and public bonds		—		1,955
Finance bonds		—		77,085
Corporate bonds		69		1,065
Call loans		19,491		6,076
Others		2,104		22,629

Total assets		43,457		152,284
Total liabilities		13		138

	~~W~~	43,444	~~W~~	152,146

(7)	The portfolio of securities excluding securities accounted for using the equity method, by industry, as of December 31, 2008 and 2007 is as follows (Unit: In millions):

	2008			2007
			Percentage			Percentage
By industry type	Amount		(%)	Amount		(%)
Trading securities:
Government and government-invested public companies	~~W~~	1,274,665	34.12	~~W~~	1,089,568	21.73
Financial institutions		2,378,941	63.67		3,874,691	77.29
Others		82,662	2.21		49,027	0.98

	~~W~~	3,736,268	100.00	~~W~~	5,013,286	100.00

Available-for-sale securities:
Government and government-invested public companies	~~W~~	7,282,888	41.49	~~W~~	4,227,736	30.48
Financial institutions		8,854,382	50.44		8,420,589	60.71
Others		1,414,733	8.07		1,222,439	8.81

	~~W~~	17,552,003	100.00	~~W~~	13,870,764	100.00

Held-to-maturity securities:
Government and government-invested public companies	~~W~~	9,281,152	73.80	~~W~~	8,715,996	78.93
Financial institutions		3,205,438	25.49		2,257,301	20.44
Others		89,155	0.71		69,701	0.63

	~~W~~	12,575,745	100.00	~~W~~	11,042,998	100.00

(8)	The portfolio of securities excluding securities accounted for using the equity method, by security type, as of December 31, 2008 and 2007 is as follows (Unit: In millions):

	2008			2007
			Percentage			Percentage
By security type	Amount		(%)	Amount		(%)
Trading securities:
Stocks	~~W~~	95,893	2.57	~~W~~	58,224	1.16
Fixed rate bonds		3,503,264	93.76		4,719,666	94.14
Floating rate bonds		—	—		35,041	0.70
Beneficiary certificates		137,111	3.67		200,355	4.00

	~~W~~	3,736,268	100.00	~~W~~	5,013,286	100.00

Available-for-sale securities:
Stocks	~~W~~	2,732,664	15.57	~~W~~	1,165,443	8.40
Fixed rate bonds		13,296,060	75.75		11,478,627	82.75
Floating rate bonds		664,579	3.79		602,988	4.35
Subordinated bonds		223,118	1.27		463,131	3.34
Convertible bonds		—	—		468	0.00
Beneficiary certificates		521,503	2.97		102,673	0.74
Others		114,079	0.65		57,434	0.42

	~~W~~	17,552,003	100.00	~~W~~	13,870,764	100.00

Held-to-maturity securities:
Fixed rate bonds	~~W~~	12,505,445	99.44	~~W~~	10,954,917	99.20
Floating rate bonds		70,300	0.56		88,081	0.80

	~~W~~	12,575,745	100.00	~~W~~	11,042,998	100.00

(9)	The portfolio of securities excluding securities accounted for using the equity method, by country, as of December 31, 2008 and 2007 is as follows (Unit: In millions):

	2008			2007
			Percentage			Percentage
By country type	Amount		(%)	Amount		(%)
Trading securities:
Korea	~~W~~	3,736,268	100.00	~~W~~	5,013,286	100.00

Available-for-sale securities:
Korea	~~W~~	17,509,261	99.76	~~W~~	13,666,140	98.52
England		21,999	0.13		22,022	0.16
Bangladesh		10,436	0.06		4,079	0.03
USA		3,768	0.02		96,463	0.70
India		2,479	0.01		26,842	0.20
China		1,318	0.01		1,912	0.01
Ireland		906	0.00		8,030	0.06
Kazakhstan		—	—		17,631	0.13
Russia		—	—		17,004	0.12
Japan		—	—		8,802	0.06
Others		1,836	0.01		1,839	0.01

	~~W~~	17,552,003	100.00	~~W~~	13,870,764	100.00

Held-to-maturity securities:
Korea	~~W~~	12,565,445	99.92	~~W~~	11,014,917	99.75
USA		10,300	0.08		28,081	0.25

	~~W~~	12,575,745	100.00	~~W~~	11,042,998	100.00

(10)	Term structure of securities except for stocks and equity investments in available-for-sale and held-to-maturity securities as of December 31, 2008 is as follows (Unit: In millions):

			Due after 1		Due after 5
	Due in 1 year		year through		years through		More than
	or less		5 years		10 years		10 years		Total
Available-for-sale securities:
Fair value	~~W~~	3,527,503	~~W~~	10,948,559	~~W~~	220,583	~~W~~	94,442	~~W~~	14,791,087

Held-to-maturity securities:
Book value		1,098,847		7,955,252		3,478,017		43,629		12,575,745
Fair value		1,105,490		8,108,064		3,581,269		45,146		12,839,969
Term structure of securities except for stocks and equity investments in available-for-sale and held-to-maturity securities as of December 31, 2007 is as follows (Unit: In millions):

			Due after 1		Due after 5
	Due in 1 year		year through		years through		More than
	or less		5 years		10 years		10 years		Total
Available-for-sale securities:
Fair value	~~W~~	3,388,686	~~W~~	8,981,074	~~W~~	213,651	~~W~~	97,757	~~W~~	12,681,168

Held-to-maturity securities:
Book value		1,679,184		6,704,311		2,630,804		28,699		11,042,998
Fair value		1,671,746		6,505,130		2,477,642		25,639		10,680,157
(11)	Securities accounted for using the equity method as of December 31, 2008 are summarized as follows (Unit: In millions):

		Owner-
	No. of	ship	Acquisition		Net asset
	shares	(%)	cost		value		Book value
Domestic stocks:
KB Life Insurance Co., Ltd.	15,912,000	51.00	~~W~~	79,686	~~W~~	64,535	~~W~~	—
KLB Securities Co., Ltd. (*1)	4,854,713	36.41		10,316		—		—
Jooeun Industrial Co., Ltd. (*1)	1,999,910	99.99		23,994		—		—
Balhae Infrastructure Fund (*2)	10,310,869	12.61		105,290		108,194		108,194
Korea Credit Bureau Co., Ltd. (*3)	180,000	9.00		4,500		2,710		2,710

				223,786		175,439		110,904

Foreign stocks:
Kookmin Bank Singapore Ltd. (*1)	30,000,000	100.00		26,266		—		2,184
Kookmin Finance Asia Ltd. (HK) (*1)	700,000	100.00		10,038		—		305
Kookmin Bank Int’l Ltd. (London)	20,000,000	100.00		35,773		53,809		53,809
Kookmin Bank Hong Kong Ltd.	2,000,000	100.00		66,725		92,205		92,205
JSC Bank CenterCredit (*4)	44,136,676	30.55		877,917		256,392		790,956

				1,016,719		402,406		939,459

Equity investments:
KB06-1 Venture Investment Partnership	200	50.00		10,000		9,619		9,619
KB08-1 Venture Investment Partnership	100	66.67		5,000		4,919		4,919

				15,000		14,538		14,538

			~~W~~	1,255,505	~~W~~	592,383	~~W~~	1,064,901

Securities accounted for using the equity method as of December 31, 2007 are summarized as follows (Unit: In millions):

		Owner-
	No. of	ship	Acquisition		Net asset
	shares	(%)	cost		value		Book value
Domestic stocks:
KB Investment Co., Ltd. (*5)	8,951,293	99.99	~~W~~	155,384	~~W~~	104,735	~~W~~	104,735
KB Futures Co., Ltd. (*5)	3,999,200	99.98		19,996		30,117		30,117
KB Data System Co., Ltd. (*5)	799,960	99.99		8,001		21,059		16,707
KB Real Estate Trust (*5)	15,999,930	99.99		76,103		116,381		116,411
KB Asset Management (*5)	6,134,040	80.00		39,015		77,001		77,001
KB Credit Information(*5)	1,249,040	99.73		14,291		40,416		40,057
KB Life Insurance Co., Ltd.	7,140,000	51.00		35,826		25,978		—
KLB Securities Co., Ltd. (*1)	4,854,713	36.41		10,316		—		—
Jooeun Industrial Co., Ltd. (*1)	1,999,910	99.99		23,994		—		—
ING Life Insurance Korea Co., Ltd.	1,162,200	14.90		75,818		140,914		140,914
Balhae Infrastructure Fund (*2)	8,425,031	12.61		85,714		87,135		87,135
Korea Credit Bureau Co., Ltd. (*3)	180,000	9.00		4,500		2,836		2,836

				548,958		646,572		615,913

Foreign stocks:
Kookmin Bank Singapore Ltd. (*1)	30,000,000	100.00		19,468		—		1,629
Kookmin Finance Asia Ltd. (HK) (*1)	700,000	100.00		7,489		—		228
Kookmin Bank Int’l Ltd. (London)	20,000,000	100.00		36,884		60,966		60,966
Kookmin Bank Hong Kong Ltd.	2,000,000	100.00		49,782		76,562		76,562
Sorak Financial Holdings PTE Ltd.	1,422,216	25.00		79,216		85,234		85,234

				192,839		222,762		224,619

Equity investments:
KB06-1 Venture Investment Partnership	200	50.00		10,000		9,779		9,779

				10,000		9,779		9,779

			~~W~~	751,797	~~W~~	879,113	~~W~~	850,311

(*1)	These stocks are in the process of liquidation as of December 31, 2008.

(*2)	The Bank may exercise its voting rights at meetings of the board of directors or equivalent governing body of the investee.

(*3)	The Bank has significant influence in electing the board member who may participate in the decision making process relating to the financial and business policy of the investee.

(*4)	The Bank has ~~W~~183,785 million (fair value) of JSC Bank CenterCredit shares which are listed securities accounted for using the equity method.

(*5)	These stocks became wholly-owned subsidiaries of KB Financial Group Inc. in 2008 (See Note 32).

(12)	The valuation of securities accounted for using the equity method for the year ended September 30, 2008 are as follows (Unit: In millions):

							Foreign					Other
							exchange					compre-
	Book value						trading		Equity gain			hensive					Book value
	before		Acquisition				income		(loss) on			income	Retained		Capital		after
	valuation		(Disposal)		Dividend		(loss)		investment			(loss)	earnings		surplus		Valuation
Domestic stocks:
KB Investment Co., Ltd.	~~W~~	104,735	~~W~~	(104,735)	~~W~~	(2,238)	~~W~~	—	~~W~~	2,308	~~W~~	(70)	~~W~~	—	~~W~~	—	~~W~~	—
KB Futures Co., Ltd.		30,117		(35,727)		(1,200)		—		2,612		4,198		—		—		—
KB Data System Co., Ltd. (*1)		16,707		(16,697)		(800)		—		790		—		—		—		—
KB Real Estate Trust		116,411		(107,643)		(20,000)		—		11,220		12		—		—		—
KB Asset Management		77,001		(81,569)		(6,134)		—		10,687		15		—		—		—
KB Credit Information		40,057		(42,607)		(187)		—		2,342		—		—		395		—
KB Life Insurance Co., Ltd. (*1 and 3)		—		43,860		—		—		(5,783)		(14,287)		(23,157)		(633)		—
KB Investment & Securities Co., Ltd.		—		(2,520)		—		—		6,727		(2,998)		—		(1,209)		—
KLB Securities Co., Ltd. (*3)		—		—		—		—		—		—		—		—		—
Jooeun Industrial Co., Ltd. (*3)		—		—		—		—		—		—		—		—		—
ING Life Insurance Korea Co., Ltd.		140,914		(155,861)		—		—		5,789		9,158		—		—		—
Balhae Infrastructure Fund		87,135		19,576		(3,746)		—		5,229		—		—		—		108,194
Korea Credit Bureau Co., Ltd.		2,836		—		—		—		(126)		—		—		—		2,710

		615,913		(483,923)		(34,305)		—		41,795		(3,972)		(23,157)		(1,447)		110,904

Foreign stocks:
Kookmin Bank Singapore Ltd.		1,629		—		—		555		—		—		—		—		2,184
Kookmin Finance Asia Ltd. (HK)		228		—		—		77		—		—		—		—		305
Kookmin Bank Int’l Ltd. (London)		60,966		—		—		(1,836)		3,791		(9,112)		—		—		53,809
Kookmin Bank Hong Kong Ltd.		76,562		—		—		26,056		3,032		(13,445)		—		—		92,205
Sorak Financial Holdings PTE Ltd.		85,234		(137,332)		(2,854)		28,801		6,192		19,959		—		—		—
JSC Bank Center Credit (*2)		—		817,539		—		60,380		(84,919)		(1,836)		(208)		—		790,956

		244,619		680,207		(2,854)		114,033		(71,904)		(4,434)		(208)		—		939,459

Equity investments:
KB06-1 Venture Investment Partnership		9,779		—		—		—		(88)		(72)		—		—		9,619
KB08-1 Venture Investment Partnership		—		5,000		—		—		(81)		—		—		—		4,919

		9,779		5,000		—		—		(169)		(72)		—		—		14,538

	~~W~~	850,311	~~W~~	201,284	~~W~~	(37,159)	~~W~~	114,033	~~W~~	(30,278)	~~W~~	(8,478)	~~W~~	(23,365)	~~W~~	(1,447)	~~W~~	1,064,901

     The valuation of securities accounted for using the equity method for the year ended December 31, 2007 are as follows (Unit: In millions):

							Foreign					Other
							exchange					compre-
	Book value						trading		Equity gain			hensive			Book
	before		Acquisition				income		(loss) on			income	Retained		value after
	valuation		(Disposal)		Dividend		(loss)		investment			(loss)	earnings		valuation
Domestic stocks:
KB Investment Co., Ltd.	~~W~~	94,443	~~W~~	—	~~W~~	(2,238)	~~W~~	—	~~W~~	13,204	~~W~~	(674)	~~W~~	—	~~W~~	104,735
KB Futures Co., Ltd.		28,077		—		(1,200)		—		3,240		—		—		30,117
KB Data System Co., Ltd. (*1)		14,609		—		(800)		—		2,898		—		—		16,707
KB Real Estate Trust		99,544		—		(12,000)		—		28,876		(9)		—		116,411
KB Asset Management		65,271		—		(6,134)		—		17,789		75		—		77,001
KB Credit Information		34,735		—		(187)		—		5,509		—		—		40,057
KB Life Insurance Co., Ltd. (*1 and 3)		—		20,400		—		—		—		—		(20,400)		—
KLB Securities Co., Ltd. (*3)		—		—		—		—		—		—		—		—
Jooeun Industrial Co., Ltd. (*3)		—		—		—		—		—		—		—		—
ING Life Insurance Korea Co., Ltd.		123,587		27,914		—		—		9,132		(19,719)		—		140,914
Balhae Infrastructure Fund		45,589		40,588		(1,603)		—		2,561		—		—		87,135
Korea Credit Bureau Co., Ltd.		3,297		—		—		—		(190)		(271)		—		2,836

		509,152		88,902		(24,162)		—		83,019		(20,598)		(20,400)		615,913

Foreign stocks:
Kookmin Bank Singapore Ltd.		1,614		—		—		15		—		—		—		1,629
Kookmin Finance Asia Ltd. (HK)		226		—		—		2		—		—		—		228
Kookmin Bank Int’l Ltd. (London)		56,496		—		—		1,547		3,002		(79)		—		60,966
Kookmin Bank Hong Kong Ltd.		72,130		—		—		668		5,050		(1,286)		—		76,562
Sorak Financial Holdings PTE Ltd.		87,299		—		(3,251)		6,057		6,540		(11,411)		—		85,234

		217,765		—		(3,251)		8,289		14,592		(12,776)		—		224,619

Equity investments:
Pacific IT Investment Partnership		1,958		(1,958)		—		—		—		—		—		—
NPC02-4 Kookmin Venture Fund		8,204		(7,083)		(3,443)		—		2,263		59		—		—
KB06-1 Venture Investment Partnership		2,453		7,500		—		—		(174)		—		—		9,779

		12,615		(1,541)		(3,443)		—		2,089		59		—		9,779

	~~W~~	739,532	~~W~~	87,361	~~W~~	(30,856)	~~W~~	8,289	~~W~~	99,700	~~W~~	(33,315)	~~W~~	(20,400)	~~W~~	850,311

(*1)	The significant unrealized income eliminated for the years ended December 31, 2008 and 2007 are as follows (Unit: In millions):

	Related accounts	2008		2007
KB Data System Co., Ltd.	Tangible assets (sales)	~~W~~	352	~~W~~	1,390
KB Life Insurance Co., Ltd.	Commissions (deferred acquisition cost)		28,940		20,855

		~~W~~	29,292	~~W~~	22,245

(*2)	The difference between the cost of the investment and the amount of the underlying equity in JSC Bank CenterCredit net assets amounts to ~~W~~557,206 million. This difference resulted from the purchase of shares in 2008 which is amortized over 5 years using the straight-line method and charged to the loss on valuation of securities accounted for using the equity method. As a result, ~~W~~52,950 million were charged to current operations for the year ended December 31, 2008, and the unamortized balance amounts to ~~W~~504,256 million as of December 31, 2008. In addition, foreign currency translation gain (loss) includes gain (loss) on valuation of fair value hedged item of ~~W~~52,748 million.

(*3)	The equity method is no longer applied to securities of KLB Securities Co., Ltd. and Jooeun Industrial Co., Ltd. due to accumulated deficit, and to securities of KB Life Insurance Co., Ltd. due to unrealized income elimination, which led to a decrease in the book value below zero.
The unrecognized accumulated deficit and change due to the equity method as of December 31, 2008 is as follows (Unit: In millions):

			Change due to equity
	Deficit		method		Total
KLB Securities Co., Ltd.	~~W~~	4,148	~~W~~	—	~~W~~	4,148
Jooeun Industrial Co., Ltd.		65,355		—		65,355
KB Life Insurance Co., Ltd.		22,491		1,330		23,821

	~~W~~	91,994	~~W~~	1,330	~~W~~	93,324

The unrecognized accumulated deficit and change due to the equity method as of December 31, 2007 is as follows (Unit: In millions):

			Change due to equity
	Deficit		method		Total
KLB Securities Co., Ltd.	~~W~~	4,148	~~W~~	—	~~W~~	4,148
Jooeun Industrial Co., Ltd.		64,001		—		64,001
KB Life Insurance Co., Ltd.		23,157		14,583		37,740

	~~W~~	91,306	~~W~~	14,583	~~W~~	105,889

As the book value of KB Life Insurance Co., Ltd. became zero, the Bank discontinued applying the equity method and did not provide for additional losses. Certain trust accounts whose principal or fixed rate of return is guaranteed by the Bank are included in the consolidated financial statements in accordance with the accounting guidelines of the Financial Supervisory Commission in the Republic of Korea. As a result, the current earnings and net assets reported in the non-consolidated financial statements do not coincide with the share of those of the consolidated financial statements. The difference between the share of net income of consolidated financial statements and net income of non-consolidated financial statements for the years ended December 31, 2008 and 2007 was ~~W~~22,195 million and ~~W~~12,596 million, respectively, and the difference between the share of shareholders’ equity of the consolidated financial statements and the shareholders’ equity of the non-consolidated financial statements as of December 31, 2008 and 2007 was (~~W~~44,201) million and (~~W~~24,831) million, respectively.

(13)	Significant financial data of companies of which stocks were accounted for using the equity method as of and for the year ended December 31, 2008 is as follows (Unit: In millions):

							Net income
	Assets		Liabilities		Sales		(loss)
KB Life Insurance Co., Ltd.	~~W~~	1,769,349	~~W~~	1,642,810	~~W~~	715,874	~~W~~	(6,549)
Jooeun Industrial Co., Ltd.		6,097		71,455		1,107		(1,287)
Balhae Infrastructure Fund		860,182		1,846		48,320		41,482
Korea Credit Bureau Co., Ltd.		35,316		5,204		24,815		(1,230)
Kookmin Bank Int’l Ltd. (London)		582,111		528,302		31,002		3,743
Kookmin Bank Hong Kong Ltd.		548,032		455,826		42,482		3,030
KB06-1 Venture Investment Partnership		19,243		3		1,325		(176)
KB08-1 Venture Investment Partnership		7,379		1		87		(122)
JSC Bank CenterCredit		9,711,986		8,866,204		1,690,710		(44,807)
Audited or reviewed financial statements as of December 31, 2008 were used for the application of the equity method. However, unaudited financial statements of Jooeun Industrial Co., Ltd., Balhae Infrastructure Fund, Korea Credit Bureau Co., Ltd., KB06-1 Venture Investment Partnership, KB08-1 Venture Investment Partnership and JSC Bank CenterCredit as of December 31, 2008 were used for the application of the equity method. There was no material exception as a result of analytical review, such as analysis of major accounts to assess reliability of those financial statements. The financial statements of JSC Bank CenterCredit, an equity method investment, which were prepared in accordance with local GAAP, were appropriately adjusted to comply with Korean GAAP, and such adjustments resulted in ~~W~~47,274 million decrease in net assets.

Significant financial data of companies of which stocks were accounted for using the equity method as of and for the year ended December 31, 2007 is as follows (Unit: In millions):

							Net income
	Assets		Liabilities		Sales		(loss)
KB Investment Co., Ltd.	~~W~~	107,867	~~W~~	3,126	~~W~~	22,217	~~W~~	13,204
KB Futures Co., Ltd.		126,143		96,020		15,184		3,241
KB Data System Co., Ltd.		49,116		28,056		79,125		4,257
KB Real Estate Trust		259,049		142,668		69,980		28,851
KB Asset Management		104,926		8,675		53,527		22,235
KB Credit Information		47,620		7,095		59,820		5,304
KB Life Insurance Co., Ltd.		1,166,081		1,115,143		577,273		892
Jooeun Industrial Co., Ltd.		81,921		145,924		194,071		9,129
ING Life Insurance Korea Co., Ltd.		12,127,088		11,181,360		3,444,537		42,064
Balhae Infrastructure Fund		692,375		1,102		24,259		20,319
Korea Credit Bureau Co., Ltd.		36,662		5,147		22,671		(2,418)
Kookmin Bank Int’l Ltd. (London)		415,878		354,912		27,048		3,002
Kookmin Bank Hong Kong Ltd.		397,041		320,479		33,146		5,601
Sorak Financial Holdings PTE Ltd.		5,426,808		5,085,873		639,013		26,724
KB06-1 Venture Investment Partnership		19,561		3		175		(348)
Audited or reviewed financial statements as of December 31, 2007 were used for the application of the equity method. However, unaudited financial statements of Jooeun Securities Co., Ltd., Balhae Infrastructure Fund, Korea Credit Bureau Co., Ltd. and KB06-1 Venture Investment Partnership as of December 31, 2007 were used for the application of the equity method. In case of ING Life Insurance Korea and Sorak Financial Holdings PTE Ltd., the unaudited financial statements as of November 30, 2007 were used for the application of the equity method. The significant events from the closing dates of the investees to that of the Bank were properly reflected in applying the equity method. There was no material exception as a result of analytical review, such as analysis of major accounts to assess reliability of those financial statements.

(14)	Changes in accumulated other comprehensive income (loss) for the year ended December 31, 2008 are as follows (Unit: In millions):

			Increase			Disposal
	Beginning		(Decrease)			(Realization)	Ending
Gain (loss) on valuation of available-for-sale securities:
Equity securities	~~W~~	455,211	~~W~~	(1,009,048)	~~W~~	(33,710)	~~W~~	(587,547)
Debt securities in Won		(91,085)		272,244		43,301		224,460
Debt securities in foreign currencies		(6,369)		(51,884)		1,217		(57,036)
Beneficiary certificates		1,018		765		(752)		1,031
Others		6,555		(1,033)		(2,253)		3,269

		365,330		(788,956)		7,803		(415,823)

Gain (loss) on valuation of held-to-maturity securities:
Debt securities in Won		42		—		(13)		29

Gain (loss) on valuation of securities accounted for using the equity method		(19,926)		(41,002)		28,129		(32,799)

	~~W~~	345,446	~~W~~	(829,958)		35,919	~~W~~	(448,593)

Changes in accumulated other comprehensive income (loss) for the year ended December 31, 2007 are as follows (Unit: In millions):

			Increase		Disposal
	Beginning		(Decrease)		(Realization)		Ending
Gain (loss) on valuation of available-for-sale securities:
Equity securities	~~W~~	846,123	~~W~~	157,634	~~W~~	(548,546)	~~W~~	455,211
Debt securities in Won		22,669		(109,321)		(4,433)		(91,085)
Debt securities in foreign currencies		4,010		(9,480)		(899)		(6,369)
Beneficiary certificates		5,050		775		(4,807)		1,018
Others		5,704		851		—		6,555

		883,556		40,459		(558,685)		365,330

Gain (loss) on valuation of held-to-maturity securities:
Debt securities in Won		98		—		(56)		42

Gain (loss) on valuation of securities accounted for using the equity method		4,922		(23,384)		(1,464)		(19,926)

	~~W~~	888,576	~~W~~	17,075	~~W~~	(560,205)	~~W~~	345,446

(15)	Securities provided as collateral as of December 31, 2008 are as follows (Unit: In millions):

			Collateral
Provided to	Book value		amount		Provided for
Korea Securities Depository & others	~~W~~	5,251,538	~~W~~	5,280,000	Bonds sold under repurchase agreements
Korea Securities Depository & others		78,784		85,000	Securities lending and borrowing transaction
BOK		2,460,173		2,510,000	Borrowings from BOK
BOK		321,361		331,500	Overdrafts and settlement risk
Samsung Futures & others		2,143,708		2,132,996	Derivative settlement
Others		1,111,081		1,081,628	Other

	~~W~~	11,366,645	~~W~~	11,421,124

Securities provided as collateral as of December 31, 2007 are as follows (Unit: In millions):

			Collateral
Provided to	Book value		amount		Provided for
Korea Securities Depository & others	~~W~~	7,100,192	~~W~~	7,150,000	Bonds sold under repurchase agreements
BOK		532,709		540,000	Borrowings from BOK
BOK		319,623		332,200	Overdrafts and settlement risk
Samsung Futures & others		649,187		664,000	Derivative settlement
Others		12		1,628	Other

	~~W~~	8,601,723	~~W~~	8,687,828

(16)	Securities lent as of December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008		2007		Provided to
Government and public bonds	~~W~~	314,155	~~W~~	68,609	Korea Securities Finance Corp.
Stocks		23,077		—	Korea Securities Depository

	~~W~~	337,232	~~W~~	68,609

5.	LOANS:
(1)	Loans as of December 31, 2008 and 2007 consist of (Unit: In millions):

	2008		2007
Call loans	~~W~~	367,312	~~W~~	1,665,800
Domestic import usance bill		2,444,897		1,710,427
Credit card receivables		11,526,951		10,435,991
Bills bought in foreign currencies		2,753,940		1,622,013
Bills bought in Won		486,555		152,009
Bonds purchased under repurchase agreements		1,230,000		—
Loans		178,394,374		152,049,279
Factoring receivables		10,328		20,638
Advances for customers		72,853		28,695
Private placed bonds		4,671,601		6,186,180
Loans for debt-equity swap		1,204		1,968

		201,960,015		173,873,000
Allowance for possible loan losses		(3,452,589)		(2,501,865)
Deferred loan origination fees and costs		187,399		178,858

	~~W~~	198,694,825	~~W~~	171,549,993

(2)	Loans in Won and loans in foreign currencies as of December 31, 2008 and 2007 are as follows (Unit: In millions):

		2008		2007
Loans in Won:
Commercial	Working capital loans
	General purpose loans	~~W~~	40,992,353	~~W~~	34,401,542
	Notes discounted		792,529		1,287,720
	Overdraft accounts		528,144		376,219
	Trading notes		1,141,173		786,364
	Others		8,927,341		6,656,691

			52,381,540		43,508,536

		2008		2007
	Facilities loans
	General facilities loans	~~W~~	15,857,250	~~W~~	11,210,650
	Others		1,409,311		1,191,002

			17,266,561		12,401,652

			69,648,101		55,910,188

Households	General purpose loans		51,406,336		47,210,192
	Housing loans		45,291,675		41,189,639
	Remunerations on mutual installment savings		48,431		88,781
	Others		430,716		406,234

			97,177,158		88,894,846

Public sector	Public operation loans		2,807,749		1,430,050
	Public facilities loans		50,090		24,450

			2,857,839		1,454,500

Other	Property formation loans		512		702
	Others		282		690

			794		1,392

			169,683,892		146,260,926

Loans in foreign currencies:
	Domestic funding loans		6,928,484		4,671,798
	Overseas funding loans		1,159,111		658,087
	Inter-bank loans		622,887		458,468

			8,710,482		5,788,353

		~~W~~	178,394,374	~~W~~	152,049,279

(3)	Loans in Won and loans in foreign currencies, classified by borrower type, as of December 31, 2008 are as follows (Unit: In millions):

			Loans in foreign				Percentage
By borrower type	Loans in Won		currencies		Total		(%)
Large corporations	~~W~~	9,411,741	~~W~~	5,508,691	~~W~~	14,920,432	8.36
Small and medium corporations		60,236,360		3,033,144		63,269,504	35.47
Households		97,177,952		45,376		97,223,328	54.50
Others		2,857,839		123,271		2,981,110	1.67

	~~W~~	169,683,892	~~W~~	8,710,482	~~W~~	178,394,374	100.00

Loans in Won and loans in foreign currencies, classified by borrower type, as of December 31, 2007 are as follows (Unit: In millions):

			Loans in foreign				Percentage
By borrower type	Loans in Won		currencies		Total		(%)
Large corporations	~~W~~	6,238,814	~~W~~	4,037,145	~~W~~	10,275,959	6.76
Small and medium corporations		49,671,375		1,553,023		51,224,398	33.69
Households		88,896,238		54,302		88,950,540	58.50
Others		1,454,499		143,883		1,598,382	1.05

	~~W~~	146,260,926	~~W~~	5,788,353	~~W~~	152,049,279	100.00

(4)	Loans classified by borrower’s country or region as of December 31, 2008 are as follows (Unit: In millions):

			Loans in
			foreign						Percentage
By country	Loans in Won		currencies		Others		Total		(%)
Korea	~~W~~	169,683,892	~~W~~	7,906,525	~~W~~	23,494,507	~~W~~	201,084,924	99.57
Southeast Asia		—		15,255		77		15,332	0.01
China		—		21,652		1		21,653	0.01
Japan		—		627,476		140		627,616	0.31
Central and South America		—		26,905		1		26,906	0.01
USA		—		13,423		915		14,338	0.01
Others		—		99,246		70,000		169,246	0.08

	~~W~~	169,683,892	~~W~~	8,710,482	~~W~~	23,565,641	~~W~~	201,960,015	100.00

Loans classified by borrower’s country or region as of December 31, 2007 are as follows (Unit: In millions):

			Loans in
			foreign						Percentage
By country	Loans in Won		currencies		Others		Total		(%)
Korea	~~W~~	146,260,926	~~W~~	5,314,559	~~W~~	21,441,992	~~W~~	173,017,477	99.51
Southeast Asia		—		25,480		—		25,480	0.01
China		—		36,552		—		36,552	0.02
Japan		—		307,026		86		307,112	0.18
Central and South America		—		4,750		3		4,753	0.00
USA		—		8,359		2,034		10,393	0.01
Others		—		91,627		379,606		471,233	0.27

	~~W~~	146,260,926	~~W~~	5,788,353	~~W~~	21,823,721	~~W~~	173,873,000	100.00

(5)	Loans classified by industry as of December 31, 2008 are as follows (Unit: In millions):

			Loans in
			foreign						Percentage
By industry	Loans in Won		currencies		Others		Total		(%)
Corporations:
Finance and insurance	~~W~~	1,740,030	~~W~~	849,990	~~W~~	2,696,780	~~W~~	5,286,800	2.62
Manufacturing		19,485,331		3,446,472		6,144,676		29,076,479	14.40
Services		30,910,306		2,771,221		2,043,060		35,724,587	17.69
Others		20,150,234		1,589,279		2,657,843		24,397,356	12.08
Households		97,177,952		45,376		10,003,074		107,226,402	53.09
Public sector		220,039		8,144		20,208		248,391	0.12

	~~W~~	169,683,892	~~W~~	8,710,482	~~W~~	23,565,641	~~W~~	201,960,015	100.00

Loans classified by industry as of December 31, 2007 are as follows (Unit: In millions):

			Loans in
			foreign						Percentage
By industry	Loans in Won		currencies		Others		Total		(%)
Corporations:
Finance and insurance	~~W~~	1,578,760	~~W~~	588,884	~~W~~	2,500,193	~~W~~	4,667,837	2.69
Manufacturing		14,627,954		2,138,794		4,668,057		21,434,805	12.33
Services		24,477,777		1,855,042		1,616,239		27,949,058	16.07
Others		16,470,984		1,144,938		3,789,517		21,405,439	12.31
Households		88,896,238		54,302		8,962,915		97,913,455	56.31
Public sector		209,213		6,393		286,800		502,406	0.29

	~~W~~	146,260,926	~~W~~	5,788,353	~~W~~	21,823,721	~~W~~	173,873,000	100.00

(6)	Loans to financial institutions as of December 31, 2008 are as follows (Unit: In millions):

			Other financial
	Bank		institutions		Total
Loans in Won	~~W~~	—	~~W~~	1,740,030	~~W~~	1,740,030
Loans in foreign currencies		622,887		227,103		849,990
Others		1,627,269		1,069,511		2,696,780

	~~W~~	2,250,156	~~W~~	3,036,644	~~W~~	5,286,800

Loans to financial institutions as of December 31, 2007 are as follows (Unit: In millions):

			Other financial
	Bank		institutions		Total
Loans in Won	~~W~~	—	~~W~~	1,578,760	~~W~~	1,578,760
Loans in foreign currencies		458,468		130,416		588,884
Others		1,739,639		760,554		2,500,193

	~~W~~	2,198,107	~~W~~	2,469,730	~~W~~	4,667,837

(7)	The classification of asset quality for loans as of December 31, 2008 is summarized as follows (Unit: In millions):

									Estimated
	Normal		Precautionary		Substandard		Doubtful		loss		Total
Call loans	~~W~~	367,312	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	367,312
Domestic import usance bill		2,370,176		41,554		17,280		6,382		9,505		2,444,897
Credit card receivables		11,246,887		175,432		3,336		48,647		52,649		11,526,951
Bills bought (*)		3,147,501		82,364		3,397		1,046		6,187		3,240,495
Bond purchased under repurchase agreements		1,230,000		—		—		—		—		1,230,000
Loans		173,652,226		2,438,285		1,503,569		429,786		370,508		178,394,374
Factoring receivables		10,328		—		—		—		—		10,328
Advances for customers		3,061		3,347		32,544		11,042		22,859		72,853
Privately placed bonds		4,623,955		9,500		35,797		—		2,349		4,671,601
Loans for debt-equity swap		—		—		—		—		1,204		1,204

	~~W~~	196,651,446	~~W~~	2,750,482	~~W~~	1,595,923	~~W~~	496,903	~~W~~	465,261	~~W~~	201,960,015

The classification of asset quality for loans as of December 31, 2007 is summarized as follows (Unit: In millions):

									Estimated
	Normal		Precautionary		Substandard		Doubtful		loss		Total
Call loans	~~W~~	1,665,800	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	1,665,800
Domestic import usance bill		1,682,026		17,315		10,050		407		629		1,710,427
Credit card receivables		10,193,580		152,011		734		46,861		42,805		10,435,991
Bills bought (*)		1,768,121		3,073		144		1,223		1,461		1,774,022
Loans		149,645,593		1,246,799		508,281		432,921		215,685		152,049,279
Factoring receivables		20,638		—		—		—		—		20,638
Advances for customers		673		1,368		20,742		562		5,350		28,695
Privately placed bonds		6,178,619		2,961		2,720		—		1,880		6,186,180
Loans for debt-equity swap		—		—		—		1,968		—		1,968

	~~W~~	171,155,050	~~W~~	1,423,527	~~W~~	542,671	~~W~~	483,942	~~W~~	267,810	~~W~~	173,873,000

(*)	Bill bought in Won included
(8)	The term structure of loans as of December 31, 2008 is as follows (Unit: In millions):

			Loans in foreign
	Loans in Won		currencies		Others		Total
Due in 3 months or less	~~W~~	21,700,374	~~W~~	1,353,758	~~W~~	14,531,903	~~W~~	37,586,035
Due after 3 months through 6 months		21,678,956		1,725,273		3,072,383		26,476,612
Due after 6 months through 1 year		35,027,170		1,925,441		2,749,714		39,702,325
Due after 1 year through 2 years		19,914,940		1,010,965		1,563,496		22,489,401
Due after 2 years through 3 years		14,769,478		1,222,682		1,098,340		17,090,500
Due after 3 years through 4 years		3,298,234		231,628		63,247		3,593,109
Due after 4 years through 5 years		2,713,671		186,192		310,476		3,210,339
More than 5 years		50,581,069		1,054,543		176,082		51,811,694

	~~W~~	169,683,892	~~W~~	8,710,482	~~W~~	23,565,641	~~W~~	201,960,015

The term structure of loans as of December 31, 2007 is as follows (Unit: In millions):

			Loans in foreign
	Loans in Won		currencies		Others		Total
Due in 3 months or less	~~W~~	15,517,553	~~W~~	729,464	~~W~~	12,294,291	~~W~~	28,541,308
Due after 3 months through 6 months		16,554,146		1,034,815		1,657,411		19,246,372
Due after 6 months through 1 year		31,947,618		604,734		2,738,213		35,290,565
Due after 1 year through 2 years		14,196,004		1,326,638		3,331,225		18,853,867
Due after 2 years through 3 years		17,208,889		604,309		780,289		18,593,487
Due after 3 years through 4 years		2,989,649		723,408		635,933		4,348,990
Due after 4 years through 5 years		2,645,414		166,622		57,991		2,870,027
More than 5 years		45,201,653		598,363		328,368		46,128,384

	~~W~~	146,260,926	~~W~~	5,788,353	~~W~~	21,823,721	~~W~~	173,873,000

(9)	The disposals of loans for the year ended December 31, 2008 are as follows (Unit: In millions):

			Gain on disposal		Loss on disposal
Sold to	Loans		of loans		of loans
KB 11th Securitization Specialty Co., Ltd.	~~W~~	151,553	~~W~~	10,368	~~W~~	—
KB 12th Securitization Specialty Co., Ltd.		172,601		—		33,833
Mortgage Loan 1st Securitization Specialty Co., Ltd.		717,014		3,870		—
Korea Housing Finance Corporation		624,012		12,893		166
Shinhan Bank and others		497,000		318		—
Confidence Rehabilitation Fund Corp.		147,133		8,727		—
Deutsche Bank		10,797		3,239		—

	~~W~~	2,320,110	~~W~~	39,415	~~W~~	33,999

(10)	Credit card receivables as collateral

The Bank offered the credit card receivables amounting to ~~W~~542,603 million (before deducting the allowance) as collateral for the transaction of credit card receivables to SPC as of December 31, 2007.

(11)	The changes in deferred loan origination fees and costs for the year ended December 31, 2008 are as follows (Unit: In millions):

	Beginning		Increase		Decrease		Ending
Deferred loan origination fees and costs	~~W~~	178,858	~~W~~	66,821	~~W~~	58,280	~~W~~	187,399

6.	RESTRUCTURED LOANS:
(1)	The loans that were restructured by means of principal reduction, debt-equity swap, interest reduction because of workouts for the year ended December 31, 2008 are as follows (Unit: In millions):

	Amount before		Principal		Conversion to		Interest		Extension
	restructuring		exemption		equity securities		reduction		of maturity
Workout plan	~~W~~	100,183	~~W~~	—	~~W~~	4,777	~~W~~	14,480	~~W~~	80,926
Others		17,737		219		2,410		—		15,180

	~~W~~	117,920	~~W~~	219	~~W~~	7,187	~~W~~	14,480	~~W~~	96,034

The loans that were restructured by means of principal reduction, debt-equity swap, interest reduction because of workouts for the year ended December 31, 2007 are as follows (Unit: In millions):

	Amount before		Principal		Conversion to		Interest		Extension
	restructuring		exemption		equity securities		reduction		of maturity
Workout plan	~~W~~	129,543	~~W~~	—	~~W~~	12,691	~~W~~	5,094	~~W~~	111,758
Debt restructuring		1,071		—		—		—		1,071

	~~W~~	130,614	~~W~~	—	~~W~~	12,691	~~W~~	5,094	~~W~~	112,829

(2)	Changes in the present value discounts relating to the outstanding restructured loans for the year ended December 31, 2008 are as follows (Unit: In millions):

			Present value discounts
			Beginning						Ending
	Principal		balance		Addition		Deduction		balance
Court receivership	~~W~~	—	~~W~~	464	~~W~~	—	~~W~~	464	~~W~~	—
Composition		3,173		750		—		259		491
Workout plan		62,876		3,158		5,436		4,724		3,870
Others		25,626		1,409		1,348		1,528		1,229

	~~W~~	91,675	~~W~~	5,781	~~W~~	6,784	~~W~~	6,975	~~W~~	5,590

Changes in the present value discounts relating to the outstanding restructured loans for the year ended December 31, 2007 are as follows (Unit: In millions):

			Present value discounts
			Beginning						Ending
	Principal		balance		Addition		Deduction		balance
Court receivership	~~W~~	6,586	~~W~~	1,034	~~W~~	—	~~W~~	570	~~W~~	464
Composition		9,885		1,275		558		1,083		750
Workout plan		51,161		6,867		9,117		12,825		3,159
Others		22,312		2,837		28		1,457		1,408

	~~W~~	89,944	~~W~~	12,013	~~W~~	9,703	~~W~~	15,935	~~W~~	5,781

If the loans are restructured by means of reduction of interest rates, cash flows of fixed rate loans are discounted by effective interest rates originally agreed upon and cash flows of floating rate loans are discounted by interest rates determined by adding a credit risk premium, which is calculated at the restructuring date, assuming that debtors’ credit at the origination date is effective to the restructuring date, to a benchmark interest rate. The difference between the book value and the present value is presented as an allowance for possible loan losses.

7.	ALLOWANCE FOR POSSIBLE LOAN LOSSES:
(1)	The allowance for possible loan losses as of December 31, 2008 is summarized as follows (Unit: In millions):

									Estimated
	Normal		Precautionary		Substandard		Doubtful		loss		Total
Domestic import usance bill	~~W~~	20,406	~~W~~	3,264	~~W~~	3,534	~~W~~	3,328	~~W~~	9,505	~~W~~	40,037
Credit card receivables		168,703		26,315		667		29,188		52,649		277,522
Bills bought (*)		27,058		15,409		679		582		6,187		49,915
Loans		1,635,390		357,521		375,024		257,340		370,508		2,995,783
Factoring receivables		480		—		—		—		—		480
Advances for customers		27		303		6,509		6,105		22,859		35,803
Privately placed bonds		41,439		785		7,272		—		2,349		51,845
Loans for debt-equity swap		—		—		—		—		1,204		1,204

	~~W~~	1,893,503	~~W~~	403,597	~~W~~	393,685	~~W~~	296,543	~~W~~	465,261	~~W~~	3,452,589

The allowance for possible loan losses as of December 31, 2007 is summarized as follows (Unit: In millions):

									Estimated
	Normal		Precautionary		Substandard		Doubtful		loss		Total
Domestic import usance bill	~~W~~	14,470	~~W~~	1,447	~~W~~	4,676	~~W~~	203	~~W~~	629	~~W~~	21,425
Credit card receivables		152,904		22,802		147		28,116		42,805		246,774
Bills bought (*)		15,137		229		29		750		1,461		17,606
Loans		1,416,806		128,737		106,704		273,135		215,685		2,141,067
Factoring receivables		1,484		—		—		—		—		1,484
Advances for customers		6		96		9,297		281		5,350		15,030
Privately placed bonds		53,873		214		544		—		1,880		56,511
Loans for debt-equity swap		—		—		—		1,968		—		1,968

	~~W~~	1,654,680	~~W~~	153,525	~~W~~	121,397	~~W~~	304,453	~~W~~	267,810	~~W~~	2,501,865

(*)	Bill bought in Won included
(2)	The changes in allowance for possible loan losses for the years ended December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008		2007
Beginning balance (*)	~~W~~	2,615,997	~~W~~	2,463,079
Provision for possible loan losses		1,776,830		533,952
Reclassification from other allowances		—		(174)
Collection of previously written-off loans		505,793		530,637
Repurchase of NPLs sold		3,666		763
Sales of loans		(60,442)		(70,198)
Loans written-off		(1,196,635)		(822,794)
Exemption of loans		(2,928)		(4,691)
Conversion to equity securities		(4,737)		(11,037)
Changes in exchange rates and others		37,431		(3,540)

Ending balance (*)	~~W~~	3,674,975	~~W~~	2,615,997

(*)	Allowance for possible loan losses includes present value discounts amounting to ~~W~~5,590 million and ~~W~~5,781 million, respectively, and allowances for other assets amounting to ~~W~~222,386 million and ~~W~~114,132 million, respectively, as of December 31, 2008 and 2007.

(3)	The allowance for possible losses on other assets as of December 31, 2008 and 2007 is summarized as follows (Unit: In millions):

	2008		2007
Suspense receivable	~~W~~	8,916	~~W~~	6,250
Uncollected guarantee deposits for rent		1,266		2,745
Settlement costs for financial accident		89,849		94,221
Derivative instruments		74,489		4,631
Others		47,866		6,285

	~~W~~	222,386	~~W~~	114,132

(4)	The allowance for possible loan losses compared to total loans, net of present value discount, is summarized as follows (Unit: In millions):

			Allowance for		Percentage
	Loans		possible loan losses		(%)
December 31, 2008	~~W~~	201,960,015	~~W~~	3,452,589	1.71
December 31, 2007		173,873,000		2,501,865	1.44
December 31, 2006		152,089,711		2,360,867	1.55

8.	PROPERTY AND EQUIPMENT:
(1)	Property and equipment as of December 31, 2008 and 2007 consist of (Unit: In millions):

		2008		2007
Property and equipment		~~W~~	5,366,203	~~W~~	3,951,893
Less:	accumulated depreciation		(1,852,928)		(1,636,783)
	accumulated impairment loss		(20,508)		(16,367)

		~~W~~	3,492,767	~~W~~	2,298,743

(2)	Property and equipment as of December 31, 2008 consist of (Unit: In millions):

			Accumulated		Accumulated
	Acquisition cost		depreciation		impairment losses		Book value
Land(*)	~~W~~	2,096,677	~~W~~	—	~~W~~	9,105	~~W~~	2,087,572
Buildings		1,169,445		229,543		11,403		928,499
Leasehold improvements		342,849		269,023		—		73,826
Equipment and vehicles		1,755,210		1,354,362		—		400,848
Construction in progress		2,022		—		—		2,022

	~~W~~	5,366,203	~~W~~	1,852,928	~~W~~	20,508	~~W~~	3,492,767

(*)	The acquisition cost of land includes a net revaluation gain of ~~W~~1,094,246 million.
Property and equipment as of December 31, 2007 consist of (Unit: In millions):

			Accumulated		Accumulated
	Acquisition cost		depreciation		impairment losses		Book value
Land	~~W~~	994,544	~~W~~	—	~~W~~	6,751	~~W~~	987,793
Buildings		1,054,106		204,644		9,616		839,846
Leasehold improvements		289,086		217,947		—		71,139
Equipment and vehicles		1,608,012		1,214,192		—		393,820
Construction in progress		6,145		—		—		6,145

	~~W~~	3,951,893	~~W~~	1,636,783	~~W~~	16,367	~~W~~	2,298,743

(3)	The changes in book value of property and equipment for the year ended December 31, 2008 are as follows (Unit: In millions):

													Gains on
													revaluation of		Change in
					Replace-				Deprecia-		Impair-		property and		foreign
	Beginning		Acquisition		ment		Disposal		tion		ment(*)		equipment		currencies		Ending
Land	~~W~~	987,793	~~W~~	7,513	~~W~~	2,580	~~W~~	2,315	~~W~~	—	~~W~~	54,255	~~W~~	1,145,969	~~W~~	287	~~W~~	2,087,572
Buildings		839,846		12,346		106,041		2,332		24,303		2,681		—		(418)		928,499
Leasehold improvements		71,139		1,041		52,849		11		51,430		—		—		238		73,826
Equipment and vehicles		393,820		265,174		55		1,933		256,962		—		—		694		400,848
Construction in progress		6,145		157,471		(161,525)		69		—		—		—		—		2,022

	~~W~~	2,298,743	~~W~~	443,545	~~W~~	—	~~W~~	6,660	~~W~~	332,695	~~W~~	56,936	~~W~~	1,145,969	~~W~~	801	~~W~~	3,492,767

(*)	Impairment loss on land includes a loss on revaluation of ~~W~~51,723 million.
The changes in book value of property and equipment for the year ended December 31, 2007 are as follows (Unit: In millions):

													Change in
					Replace-				Deprecia-		Impair-		foreign
	Beginning		Acquisition		ment		Disposal		tion		ment		currencies		Ending
Land	~~W~~	977,155	~~W~~	16,548	~~W~~	2,617	~~W~~	7,399	~~W~~	—	~~W~~	1,154	~~W~~	26	~~W~~	987,793
Buildings		796,772		12,334		58,056		1,717		22,987		1,831		(781)		839,846
Leasehold improvements		55,480		314		60,796		294		45,174		—		17		71,139
Equipment and vehicles		305,666		335,758		—		1,816		245,845		—		57		393,820
Construction in progress		2,659		124,955		(121,469)		—		—		—		—		6,145

	~~W~~	2,137,732	~~W~~	489,909	~~W~~	—	~~W~~	11,226	~~W~~	314,006	~~W~~	2,985	~~W~~	(681)	~~W~~	2,298,743

(4)	The published value of the land is ~~W~~1,481,825 million and ~~W~~1,402,681 million as of December 31, 2008 and 2007, respectively, based on the Laws on Disclosure of Land Price and Valuation of Land

(5)	Property and equipment, which have been insured as of December 31, 2008 and 2007, are as follows (Unit: In millions):

Type of
insurance	Asset insured	2008		2007		Insurance company
Property composite	Buildings	~~W~~	1,113,569	~~W~~	895,795	Samsung Fire & Marine Insurance Co., Ltd. and others
	Leasehold improvements		164,310		153,126
	Equipment and vehicles		380,041		368,641

		~~W~~	1,657,920	~~W~~	1,417,562

(6)	The Bank acquired the main frames, etc., from IBM Korea, Inc. through the lease contact in 2008. The property and equipment by finance leases and lease obligations as of December 31, 2008 are as follows (Unit: In millions):
1)	Property and equipment by finance leases

	Amount
Acquisition cost	~~W~~	15,110
Accumulated depreciation		665

Book value	~~W~~	14,445

Depreciation	~~W~~	665

2)	Lease obligations (*)

	Total annual lease
	payment		Interest		Principal
2009	~~W~~	4,030	~~W~~	590	~~W~~	3,440
2010		8,470		309		8,161
2011		33		12		21
2012		14		11		3
2013		70		10		60
2014		137		4		133

	~~W~~	12,754	~~W~~	936	~~W~~	11,818

(*)	Lease obligations include the amounts of both property and equipment and intangible assets by finance lease. As of December 31, 2008, the Bank plans to obtain additional finance lease amounting to ~~W~~87,509 million according to the above finance lease contracts.
(7)	As of December 31, 2008, the Bank revalued its land, the book value of which was recorded at the revalued amount. The revalued amount of land was determined from market-based evidence which was obtained from through an independent qualified specialist’s appraisal. As a result of the revaluation, gain on revaluation of ~~W~~1,145,969 million was credited to accumulated other comprehensive income, net of tax amounting to ~~W~~252,113 million, and loss on revaluation of ~~W~~ 51,723 million was charged to current operations.

As of December 31, 2008, the book value of land, measured by the cost model, is ~~W~~ 992,826.

9.	OTHER ASSETS:
(1)	Other assets as of December 31, 2008 and 2007 consist of (Unit: In millions):

	2008		2007
Guarantee deposits paid	~~W~~	1,388,902	~~W~~	1,303,888
Accounts receivable (Note 19)		5,143,137		2,064,500
Accrued income (Notes 2 and 27)		1,218,027		1,260,212
Prepaid expenses		105,257		98,143
Deferred income tax assets (Note 24)		101,401		146,491
Derivatives assets (Note 19)		8,394,874		1,652,756
Domestic exchange settlement debits		547,746		753,523
Intangible assets		319,781		337,307
Sundry assets		251,633		192,501
Less: Allowances for other assets losses (Note 7)		(222,386)		(114,132)

	~~W~~	17,248,372	~~W~~	7,695,189

(2)	Intangible assets as of December 31, 2008 consist of (Unit: In millions):

			Accumulated
	Acquisition cost		amortization		Book value
Goodwill	~~W~~	705,108	~~W~~	561,474	~~W~~	143,634
Others		303,114		126,967		176,147

	~~W~~	1,008,222	~~W~~	688,441	~~W~~	319,781

Intangible assets as of December 31, 2007 consist of (Unit: In millions):

			Accumulated
	Acquisition cost		amortization		Book value
Goodwill	~~W~~	705,108	~~W~~	483,129	~~W~~	221,979
Others		195,193		79,865		115,328

	~~W~~	900,301	~~W~~	562,994	~~W~~	337,307

(3)	The changes in intangible assets for the year ended December 31, 2008 are as follows (Unit: In millions):

	Beginning		Increase		Decrease		Ending
Goodwill	~~W~~	221,979	~~W~~	—	~~W~~	78,345	~~W~~	143,634
Others		115,328		107,923		47,104		176,147

	~~W~~	337,307	~~W~~	107,923	~~W~~	125,449	~~W~~	319,781

The changes in intangible assets for the year ended December 31, 2007 are as follows (Unit: In millions):

	Beginning		Increase		Decrease		Ending
Goodwill	~~W~~	300,324	~~W~~	—	~~W~~	78,345	~~W~~	221,979
Others		70,988		80,843		36,503		115,328

	~~W~~	371,312	~~W~~	80,843	~~W~~	114,848	~~W~~	337,307

(4)	The Bank acquired the main frames, etc., from IBM Korea, Inc. through the lease contact in 2008 (See Note8). The intangible assets by finance leases as of December 31, 2008 are as follows (Unit: In millions):

	Amount
Acquisition cost	~~W~~	8,281
Accumulated amortization		173

Book value	~~W~~	8,108

Amortization	~~W~~	173

(5)	Sundry assets as of December 31, 2008 and 2007 consist of (Unit: In millions):

	2008		2007
Receivables on cash sent to other banks	~~W~~	200	~~W~~	100
Supplies		21,394		21,261
Deposit money to court (*)		17,097		16,089
Unsettled foreign currency		12,005		25,672
Suspense receivable		200,555		128,780
Others		382		599

	~~W~~	251,633	~~W~~	192,501

(*)	Includes securities of which book value, face value and fair value are ~~W~~10,859 million, ~~W~~11,524 million and ~~W~~12,245 million, respectively.

10.	DEPOSITS:
(1)	Deposits as of December 31, 2008 and 2007 consist of (Unit: In millions):

	2008		2007
Demand deposits	~~W~~	47,938,522	~~W~~	47,950,172
Time deposits		85,850,617		73,290,876
Negotiable certificates of deposits		25,078,785		17,617,643

	~~W~~	158,867,924	~~W~~	138,858,691

(2)	Details of deposits as of December 31, 2008 and 2007 consist of (Unit: In millions):

	2008		2007
Demand deposits in Won:
Checking deposits	~~W~~	339,649	~~W~~	122,495
Household checking deposits		357,108		373,938
Temporary deposits		3,006,499		3,501,046
Passbook deposits		15,036,090		15,531,698
Public fund deposits		168,583		199,358
National Treasury deposits		4,796		4,437
General savings deposits		16,799,177		17,846,651
Corporate savings deposits		10,524,092		9,500,554
Nonresident’s deposit in Won		76,341		50,569
Nonresident’s free-won account		209,633		—

		46,521,968		47,130,746

	2008		2007
Demand deposits in foreign currencies:
Checking deposits	~~W~~	73,307	~~W~~	52,954
Passbook deposits		1,323,852		761,365
Temporary deposits		12,481		1,514
Others		650		3,593

		1,410,290		819,426

Gold deposits		6,264		—

	~~W~~	47,938,522	~~W~~	47,950,172

Time deposits in Won:
Time deposits	~~W~~	73,318,591	~~W~~	61,808,649
Installment savings deposits		2,904,780		859,989
Property formation savings		423		472
Workers’ savings for housing		2		2
Nonresident’s deposit in Won		261,429		199,675
Nonresident’s free-won account		105,351		—
Long-term savings deposits for workers		2,658		3,294
Long-term housing savings deposits		3,640,452		3,505,814
Long-term savings for households		1,495		2,245
Workers’ preferential savings deposits		4,465		57,760
Mutual installment deposits		1,865,748		3,038,971
Mutual installment for housing		2,333,389		2,973,114

		84,438,783		72,449,985
Gain on valuation of fair value hedged item (current year portion)		(10,145)		(1,427)
Loss on valuation of fair value hedged item (prior year portion)		180		1,607

		84,428,818		72,450,165

Time deposits in foreign currencies:
Time deposits		1,393,411		840,131
Installment savings deposits		423		445
Others		27,965		135

		1,421,799		840,711

	~~W~~	85,850,617	~~W~~	73,290,876

Negotiable certificates of deposits	~~W~~	25,078,785	~~W~~	17,617,643

(3)	Deposits with financial institutions as of December 31, 2008 and 2007 are as follows (Unit: In millions):

	Financial institutions	2008		2007
Demand deposits & time deposits	Banks	~~W~~	7,536,169	~~W~~	3,510,187
	Others		9,284,784		6,637,257

			16,820,953		10,147,444

Negotiable certificates of deposits	Banks		224,455		147,783
	Others		7,037,291		4,930,409

			7,261,746		5,078,192

		~~W~~	24,082,699	~~W~~	15,225,636

(4)	Term structure of deposits as of December 31, 2008 is as follows (Unit: In millions):

			Due after 3		Due after 6		Due after 1
	Due in 3		months		months		year
	months or		through 6		through 1		through 3		More than 3
	less		months		year		years		years		Total
Demand deposits	~~W~~	47,938,522	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	47,938,522
Time deposits		33,683,235		11,722,033		32,107,969		4,918,688		3,418,692		85,850,617
Negotiable certificate of deposits		11,034,833		6,751,494		7,033,836		258,622		—		25,078,785

	~~W~~	92,656,590	~~W~~	18,473,527	~~W~~	39,141,805	~~W~~	5,177,310	~~W~~	3,418,692	~~W~~	158,867,924

Term structure of deposits as of December 31, 2007 is as follows (Unit: In millions):

			Due after 3		Due after 6		Due after 1
	Due in 3		months		months		year
	months or		through 6		through 1		through 3		More than 3
	less		months		year		years		years		Total
Demand deposits	~~W~~	47,950,172	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	47,950,172
Time deposits		25,060,079		12,130,325		27,564,502		5,015,650		3,520,320		73,290,876
Negotiable certificate of deposits		7,123,647		4,370,178		5,742,012		381,806		—		17,617,643

	~~W~~	80,133,898	~~W~~	16,500,503	~~W~~	33,306,514	~~W~~	5,397,456	~~W~~	3,520,320	~~W~~	138,858,691

11.	BORROWINGS:
(1)	Borrowings as of December 31, 2008 and 2007 consist of (Unit: In millions):

	2008		2007
Call money	~~W~~	3,244,535	~~W~~	814,128
Bills sold		191,435		506,378
Bonds sold under repurchase agreements		4,249,699		5,916,630
Securities sold		53,325		—
Borrowings		11,410,052		8,118,704
Debentures		42,693,941		34,960,688
Less: Discount on debentures		(83,346)		(66,047)

	~~W~~	61,759,641	~~W~~	50,250,481

(2)	Call money as of December 31, 2008 and 2007 consist of (Unit: In millions):

		Annual interest
Account	Lender	rates (%)	2008		2007
Call money in Won	Samsung Card and others	2.60 ~ 2.90	~~W~~	1,029,000	~~W~~	179,700
Call money in foreign currencies	BOK and others	0.40 ~ 6.62		2,215,535		634,428

			~~W~~	3,244,535	~~W~~	814,128

(3)	Bills sold, bonds sold under repurchase agreements and securities sold as of December 31, 2008 and 2007 consist of the following (Unit: In millions):

		Annual
		interest rates
Account	Lender	(%)	2008		2007
Bills sold	Teller’s Sales	3.37 ~ 6.86	~~W~~	191,435	~~W~~	506,378
Bonds sold under repurchase agreements	Person, group & corporations	3.14 ~ 7.40		4,249,699		5,916,630
Securities sold	Korea Securities Depository and others	—		53,325		—

			~~W~~	4,494,459	~~W~~	6,423,008

(4)	Borrowings as of December 31, 2008 and 2007 consist of (Unit: In millions):

		Annual interest
Account	Lender	rate (%)	2008		2007
Borrowings in Won:
Borrowings from the BOK	BOK	1.75	~~W~~	796,205	~~W~~	488,139
Borrowings from the Korean government	Ministry of Strategy and Finance and others	0.00 ~ 5.34		697,860		623,177
Borrowings from banking institutions	Industrial Bank of Korea	4.38 ~ 5.11		36,068		53,187
Borrowings from National Housing Fund	National Housing Fund	8.00		279		645
Borrowings from non-banking financial institutions	Korea Development Bank	2.00 ~ 4.91		35,471		19,238
Other borrowings	Small & Medium Business Corporation and others	1.20 ~ 6.03		1,482,782		1,312,597

				3,048,665		2,496,983

Borrowings in foreign currency:
Due to banks	Wachovia Bank N.A. and others	0.00 ~ 5.16		141,680		106,544
Borrowings from banking institutions	DBS Bank Ltd., Singapore and others	1.09 ~ 6.41		3,744,947		3,631,048
Off-shore borrowings in foreign currencies	Centralbank Uzbekistan and others	0.50 ~ 6.50		1,428,997		748,134
Other borrowings from banking institutions	Korea Exim Bank and others	3.62 ~ 6.51		957,492		4,123
Other borrowings in foreign currencies	BBRUBEBB and others	—		2,088,271		1,131,872

				8,361,387		5,621,721

			~~W~~	11,410,052	~~W~~	8,118,704

(5)	Debentures as of December 31, 2008 and 2007 consist of (Unit: In millions):

	Annual interest
	rate (%)	2008		2007
Debentures in Won:
Hybrid debentures	6.80 ~ 8.50	~~W~~	898,563	~~W~~	903,668
Structured debentures	4.29 ~ 12.00		4,199,849		3,335,635
Subordinated fixed rate debentures in Won	4.19 ~ 15.02		8,195,754		6,335,762
KCC subordinated fixed rate debentures	—		—		205,000
KCC fixed rate debentures	—		—		200,000
Fixed rate debentures	3.45 ~ 7.95		25,229,626		21,572,939
Floating rate debentures	5.25 ~ 6.03		260,000		—

			38,783,792		32,553,004
Loss (gain) on valuation of fair value hedged items (current year portion)(*1)			436,063		(206,807)
Gain on valuation of fair value hedged items (prior year portion)(*2)			(245,887)		(51,419)

			38,973,968		32,294,778
Discounts on debentures			(57,226)		(64,147)

			38,916,742		32,230,631

Debentures in foreign currency:
Fixed rates debentures	2.60 ~ 4.83		141,209		—
Floating rates debentures	0.96 ~ 5.47		3,577,845		2,665,910

			3,719,054		2,665,910
Loss on valuation of fair value hedged items (current year portion)			919		—

			3,719,973		2,665,910
Discounts on debentures			(26,120)		(1,900)

			3,693,853		2,664,010

		~~W~~	42,610,595	~~W~~	34,894,641

(*1)	The Bank amortized ~~W~~10 million in interest expense related to the discontinuance of interest rate hedge for the year ended December 31, 2008.

(*2)	The Bank recognized ~~W~~12,339 million of gain on prior redemption of fair value hedged items for the year ended December 31, 2008.

(6)	Hybrid debentures and subordinated debentures as of December 31, 2008 and 2007 are as follows (Unit: In millions):

			Annual
			interest rate
	Issued date	Expiration date	(%)	2008		2007
Subordinated fixed rate debentures in Won	Mar-00 ~ Nov-02	Mar-05 ~ May-08	—	~~W~~	16,475	~~W~~	1,733,483
	Nov-98	Nov-09	15.02		20,900		48,900
	Nov-00	Nov-10	9.57 ~ 9.65		162,051		162,051
	Jun-01	Mar-09	7.86		217,529		217,529
	Sep-02	Mar-10 ~ Mar-13	6.51 ~ 6.70		242,637		242,637
	Nov-02	May-10 ~ May-13	6.27 ~ 6.55		158,102		158,102
	Dec-02	Jun-10 ~ Dec-14	6.40 ~ 6.65		170,370		170,370
	Oct-03	Jan-09 ~ Jan-14	5.18 ~ 5.60		449,051		449,051
	Feb-04	Aug-09 ~ Aug-14	5.65 ~ 6.16		700,000		700,000
	Sep-04	Dec-18	5.12		57,784		57,784
	Dec-04	Jun-10	4.19 ~ 4.20		700,000		700,000
	Mar-06	Jan-12	5.67 ~ 5.70		1,900,855		1,900,855
	Aug-08	Feb-14 ~ Feb-16	7.38 ~ 7.51		500,000		—
	Sep-08	Mar-14	7.45		427,148		—
	Oct-08	Apr-14	7.45		72,852		—
	Nov-08	May-14	7.70		1,500,000		—
	Dec-08	Mar-14 ~ Jun-14	7.30 ~ 7.70		900,000		—

					8,195,754		6,540,762

Hybrid debentures	Jun-03	Dec-08	—		40		105,145
	Aug-03	Aug-33	7.00		533,355		533,355
	Oct-03	Oct-33	6.80		265,168		265,168
	Dec-08	Dec-38	8.50		100,000		—

					898,563		903,668

				~~W~~	9,094,317	~~W~~	7,444,430

(7)	Call money and borrowings from financial institutions as of December 31, 2008 are as follows (Unit: In millions):

	BOK		Other banks		Others		Total
Call money	~~W~~	1,509,000	~~W~~	546,533	~~W~~	1,189,002	~~W~~	3,244,535
Borrowings		796,205		6,346,572		2,086,353		9,229,130

	~~W~~	2,305,205	~~W~~	6,893,105	~~W~~	3,275,355	~~W~~	12,473,665

Call money and borrowings from financial institutions as of December 31, 2007 are as follows (Unit: In millions):

	BOK		Other banks		Others		Total
Call money	~~W~~	—	~~W~~	475,588	~~W~~	338,540	~~W~~	814,128
Borrowings		488,139		5,584,307		81,693		6,154,139

	~~W~~	488,139	~~W~~	6,059,895	~~W~~	420,233	~~W~~	6,968,267

(8)	Term structure of borrowings as of December 31, 2008 is as follows (Unit: In millions):

			Due after 3		Due after 6
	Due in 3		months		months		Due after 1
	months or		through 6		through 1		year through		More than 3
	less		months		year		3 years		years		Total
Call money	~~W~~	3,244,535	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	3,244,535
Bills sold		182,442		7,198		1,795		—		—		191,435
Bonds sold under repurchase agreements		2,667,242		1,054,642		527,650		165		—		4,249,699
Securities sold		—		—		53,325		—		—		53,325
Borrowings		6,181,736		1,100,973		1,403,242		1,337,509		1,386,592		11,410,052
Debentures		4,293,980		2,392,447		4,319,344		18,109,211		13,578,959		42,693,941

	~~W~~	16,569,935	~~W~~	4,555,260	~~W~~	6,305,356	~~W~~	19,446,885	~~W~~	14,965,551	~~W~~	61,842,987

Term structure of borrowings as of December 31, 2007 is as follows (Unit: In millions):

			Due after 3		Due after 6
	Due in 3		months		months		Due after 1
	months or		through 6		through 1		year through		More than 3
	less		months		year		3 years		years		Total
Call money	~~W~~	814,128	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	814,128
Bills sold		134,057		12,173		360,148		—		—		506,378
Bonds sold under repurchase agreements		3,660,301		939,852		1,316,477		—		—		5,916,630
Borrowings		2,968,084		1,422,871		1,280,496		1,250,200		1,197,053		8,118,704
Debentures		5,202,808		4,481,367		2,137,409		14,640,752		8,498,352		34,960,688

	~~W~~	12,779,378	~~W~~	6,856,263	~~W~~	5,094,530	~~W~~	15,890,952	~~W~~	9,695,405	~~W~~	50,316,528

(9)	The Bank doesn’t have any borrowed securities which are retained or lent for future borrowing by selling as of December 31, 2008.

12.	OTHER LIABILITIES:
Other liabilities as of December 31, 2008 and 2007 consist of (Unit: In millions):

	2008		2007
Accounts payable (Notes 8 and 19)	~~W~~	5,348,485	~~W~~	2,630,128
Accrued expenses (Notes 18 and 27)		5,238,709		4,413,729
Unearned revenues		162,267		114,416
Withholding taxes		114,563		179,281
Guarantees deposits received		125,290		111,723
Accounts for agency business		273,599		281,084
Domestic exchange settlement credits		203,645		494,487
Foreign currency bills payable (Note 20)		67,056		54,797
Agency		481,559		363,757
Derivatives liabilities (Note 19)		8,033,014		1,824,727
Due to trust accounts (Note 27)		2,777,502		1,427,154
Accrued severance benefits (Note 13)		834,342		703,261
Less: Severance insurance deposits		(559,812)		(471,882)
Allowance for possible losses on acceptances and guarantees (Note 14)		122,446		36,512
Other allowances (Notes 15 and 19)		703,336		745,768
Sundry liabilities (Note 16)		225,517		810,163

	~~W~~	24,151,518	~~W~~	13,719,105

13.	ACCRUED SEVERANCE BENEFITS:
The changes in accrued severance benefits for the year ended December 31, 2008 are as follows (Unit: In millions):

							Other
	Beginning		Provision		Payment		changes (*)		Ending
Accrued severance benefits	~~W~~	703,261	~~W~~	182,380	~~W~~	51,396	~~W~~	97	~~W~~	834,342
Severance insurance deposits		(471,882)		(102,975)		(15,045)		—		(559,812)

	~~W~~	231,379	~~W~~	79,405	~~W~~	36,351	~~W~~	97	~~W~~	274,530

The changes in accrued severance benefits for the year ended December 31, 2007 are as follows (Unit: In millions):

							Other
	Beginning		Provision		Payment		changes (*)		Ending
Accrued severance benefits	~~W~~	536,347	~~W~~	191,064	~~W~~	24,160	~~W~~	10	~~W~~	703,261
Severance insurance deposits		(334,979)		(141,386)		(4,483)		—		(471,882)

	~~W~~	201,368	~~W~~	49,678	~~W~~	19,677	~~W~~	10	~~W~~	231,379

(*)	Loss on foreign currency translation of accrued severance benefits of the Tokyo branch office.
As of December 31, 2008, part of severance benefits was contributed to pension funds of Kyobo Life Insurance Co., Ltd. and others in which the beneficiary is a respective employee.

14.	ACCEPTANCES AND GUARANTEES AND ALLOWANCES FOR POSSIBLE LOSSES:
(1)	Acceptances and guarantees as of December 31, 2008 and 2007 are as follows (Unit: In millions):

Types	2008		2007
Confirmed acceptances and guarantees in Won:
Payment guarantee for issuance of debentures	~~W~~	1,364	~~W~~	1,331
Payment guarantee for loans		159,800		61,274
Others		2,328,337		2,140,172

		2,489,501		2,202,777

Confirmed acceptances and guarantees in foreign currencies:
Acceptances on letters of credit		329,620		131,766
Acceptances for letters of guarantee for importers		70,046		63,431
Guarantees for performance of contracts		631,697		151,701
Guarantees for bids		32,146		3,186
Guarantees for borrowings		269,468		46,928
Guarantees for repayment of advances		3,465,058		1,889,250
Others		1,817,634		808,871

		6,615,669		3,095,133

		9,105,170		5,297,910

Unconfirmed acceptances and guarantees:
Letters of credit		6,818,094		2,651,655
Others		3,127,334		1,292,869

		9,945,428		3,944,524

Bills endorsed		—		63

	~~W~~	19,050,598	~~W~~	9,242,497

(2)	Acceptances and guarantees, by customer, as of December 31, 2008 are as follows (Unit: In millions):

					Bills				Percentage
By customer	Confirmed		Unconfirmed		endorsed		Total		(%)
Large corporations	~~W~~	6,277,922	~~W~~	7,718,398	~~W~~	—	~~W~~	13,996,320	73.47
Small and medium corporations		2,806,636		2,196,761		—		5,003,397	26.26
Public sector and others		20,612		30,269		—		50,881	0.27

	~~W~~	9,105,170	~~W~~	9,945,428	~~W~~	—	~~W~~	19,050,598	100.00

Acceptances and guarantees, by customer, as of December 31, 2007 are as follows (Unit: In millions):

					Bills				Percentage
By customer	Confirmed		Unconfirmed		endorsed		Total		(%)
Large corporations	~~W~~	3,851,519	~~W~~	2,420,568	~~W~~	—	~~W~~	6,272,087	67.86
Small and medium corporations		1,367,541		1,489,214		63		2,856,818	30.91
Public sector and others		78,850		34,742		—		113,592	1.23

	~~W~~	5,297,910	~~W~~	3,944,524	~~W~~	63	~~W~~	9,242,497	100.00

(3)	Acceptances and guarantees, by industry, as of December 31, 2008 are as follows (Unit: In millions):

					Bills				Percentage
By industry	Confirmed		Unconfirmed		endorsed		Total		(%)
Public sector	~~W~~	29,678	~~W~~	3,270,823	~~W~~	—	~~W~~	3,300,501	17.32
Finance		1,360,012		106,720		—		1,466,732	7.70
Service		669,798		54,132		—		723,930	3.80
Manufacturing		5,212,696		5,870,621		—		11,083,317	58.18
Others		1,832,986		643,132		—		2,476,118	13.00

	~~W~~	9,105,170	~~W~~	9,945,428	~~W~~	—	~~W~~	19,050,598	100.00

Acceptances and guarantees, by industry, as of December 31, 2007 are as follows (Unit: In millions):

					Bills				Percentage
By industry	Confirmed		Unconfirmed		endorsed		Total		(%)
Public sector	~~W~~	306	~~W~~	155,808	~~W~~	—	~~W~~	156,114	1.69
Finance		692,748		9,729		—		702,477	7.60
Service		655,662		41,679		—		697,341	7.54
Manufacturing		2,913,605		3,057,802		—		5,971,407	64.61
Others		1,035,589		679,506		63		1,715,158	18.56

	~~W~~	5,297,910	~~W~~	3,944,524	~~W~~	63	~~W~~	9,242,497	100.00

(4)	Acceptances and guarantees, by country, as of December 31, 2008 are as follows (Unit: In millions):

					Bills				Percentage
By country	Confirmed		Unconfirmed		endorsed		Total		(%)
Korea	~~W~~	7,980,784	~~W~~	9,945,428	~~W~~	—	~~W~~	17,926,212	94.10
Others		1,124,386		—		—		1,124,386	5.90

	~~W~~	9,105,170	~~W~~	9,945,428	~~W~~	—	~~W~~	19,050,598	100.00

Acceptances and guarantees, by country, as of December 31, 2007 are as follows (Unit: In millions):

					Bills				Percentage
By country	Confirmed		Unconfirmed		endorsed		Total		(%)
Korea	~~W~~	4,805,158	~~W~~	3,944,524	~~W~~	63	~~W~~	8,749,745	94.67
Others		492,752		—		—		492,752	5.33

	~~W~~	5,297,910	~~W~~	3,944,524	~~W~~	63	~~W~~	9,242,497	100.00

(5)	Allowance for possible losses on acceptances and guarantees and others as of December 31, 2008 is as follows (Unit: In millions):

	Confirmed acceptances				Unconfirmed
	and guarantees				acceptances
			Foreign		and		Bills
	Won		currencies		guarantees		endorsed		Total
Normal	~~W~~	2,486,630	~~W~~	6,383,226	~~W~~	9,644,053	~~W~~	—	~~W~~	18,513,909
Precautionary		1,022		150,550		196,372		—		347,944
Substandard		1,291		9,258		4,702		—		15,251
Doubtful		114		70,998		96,942		—		168,054
Estimated loss		444		1,637		3,359		—		5,440

		2,489,501		6,615,669		9,945,428		—		19,050,598
Allowance for possible losses		15,682		57,004		49,760		—		122,446

Ratio (%)		0.63		0.86		0.50		—		0.64

Allowance for possible losses on acceptances and guarantees and others as of December 31, 2007 are as follows (Unit: In millions):

	Confirmed acceptances				Unconfirmed
	and guarantees				acceptances
			Foreign		and		Bills
	Won		currencies		guarantees		endorsed		Total
Normal	~~W~~	2,199,575	~~W~~	3,094,283	~~W~~	3,935,515	~~W~~	63	~~W~~	9,229,436
Precautionary		2,589		820		6,536		—		9,945
Substandard		198		2		2,187		—		2,387
Doubtful		415		—		103		—		518
Estimated loss		—		28		183		—		211

		2,202,777		3,095,133		3,944,524		63		9,242,497
Allowance for possible losses		13,525		12,862		10,124		1		36,512

Ratio (%)		0.61		0.42		0.26		0.90		0.40

(6)	The percentage of allowance for possible losses on acceptances and guarantees and others as of December 31, 2008, 2007 and 2006 is as follows (Unit: In millions):

	Guarantees and
	acceptances and others		Allowance		Percentage (%)
December 31, 2008	~~W~~	19,050,598	~~W~~	122,446	0.64
December 31, 2007		9,242,497		36,512	0.40
December 31, 2006		5,013,281		18,772	0.37

15.	OTHER ALLOWANCES:
Other allowances as of December 31, 2008 and 2007 consist of (Unit: In millions):

	2008		2007
Mileage rewards	~~W~~	111,011	~~W~~	100,828
Credit commitments to SPC (Note 19)		2,367		2,466
Dormant accounts		10,346		42,662
Unused credit limit		537,787		539,051
Others		41,825		60,761

	~~W~~	703,336	~~W~~	745,768

     The unused credit limit for other allowances amounts to ~~W~~79,650,031 million and ~~W~~78,183,377 million as of December 31, 2008 and 2007, respectively.

16.	SUNDRY LIABILITIES:
Sundry liabilities as of December 31, 2008 and 2007 consist of (Unit: In millions):

	2008		2007
Suspense payable	~~W~~	30,016	~~W~~	48,916
Borrowings for others’ business		10,404		42,644
Prepaid card and debit card liabilities		19,635		22,402
Subscription deposits		39,353		52,857
Income tax payable (Note 24)		123,530		642,311
Others		2,579		1,033

	~~W~~	225,517	~~W~~	810,163

17.	SHAREHOLDERS’ EQUITY:
(1)	Capital stock

As of December 31, 2008 and 2007, the Bank has 1 billion common shares authorized with a par value per share of ~~W~~5,000. The Bank issues 436,379,116 shares (~~W~~ 2,181,896 million) and 336,379,116 shares (~~W~~ 1,681,896 million) as of December 31, 2008 and 2007, respectively. The KB Financial Group Inc. owns 100 percent shares of the Bank.

As a result of the legal consolidation with H&CB, the registered shareholders of both the Bank and H&CB, as of October 31, 2001, received 179,775,233 shares and 119,922,229 shares, respectively. The new shares were distributed based on an exchange ratio of one new Bank share each for 1.688346 old Bank shares and one new Bank share for one H&CB share. The new shares were listed on the Korea Exchange on November 9, 2001. Furthermore, as a result of the merger with Kookmin Credit Co., Ltd., the Bank issued 8,120,431 shares. Additionally, in connection with paid-in capital increase, the Bank issued 100,000,000 shares to existing shareholders on December 23, 2008.

(2)	Capital surplus

The capital surplus as of December 31, 2008 and 2007 is as follows (Unit: In millions):

	2008		2007
Paid-in-capital in excess of par value	~~W~~	5,653,422	~~W~~	5,655,840
Gain on business combination		397,669		397,669
Revaluation increment		177,229		177,229
Other		40,716		38,525

	~~W~~	6,269,036	~~W~~	6,269,263

The gain on business combination was due to the difference between the business combination consideration and the net asset value acquired from the merger with KLB on December 31, 1998.

(3)	Retained earnings
1)	Legal reserve

The Korean Banking Law Act 40 requires banks to appropriate at least 10 percent of net income to legal reserve until such reserve equals 100 percent of its paid-in capital. This reserve is not available for cash dividends and can only be transferred to capital or can be used to reduce deficit. The Tokyo branch appropriates 10 percent of net income after income tax to legal reserve in accordance with the Japanese Banking Law.

2)	Voluntary reserve

In 2002, the Finance Supervisory Service recommended banks to appropriate at least 10 percent of net income after deducting losses carried forward to reserves for financial structure improvement until a simple capital ratio equals 5.5 percent. Pursuant to the recommendation the Bank accumulated the reserve of ~~W~~55,600 million in 2004 and this reserve can only be used to reduce deficits or be transferred to capital.
(4)	Accumulated other comprehensive income

The changes in accumulated other comprehensive income for the years ended December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008
	Beginning				Disposal or		Ending
	balance		Changes		realization		balance
Gain (loss) on valuation of available-for-sale securities	~~W~~	365,330	~~W~~	(788,956)	~~W~~	7,803	~~W~~	(415,823)
Gain (loss) on valuation of held-to-maturity securities		42		—		(13)		29
Gain (loss) on valuation of securities using the equity method		(19,926)		(41,002)		28,129		(32,799)
Gains on revaluation of property and equipment		—		893,856		—		893,856

	~~W~~	345,446	~~W~~	63,898	~~W~~	35,919	~~W~~	445,263

	2007
	Beginning				Disposal or		Ending
	balance		Changes		realization		balance
Gain (loss) on valuation of available-for-sale securities	~~W~~	883,556	~~W~~	40,459	~~W~~	(558,685)	~~W~~	365,330
Gain (loss) on valuation of held-to-maturity securities		98		—		(56)		42
Gain (loss) on valuation of securities using the equity method		4,922		(23,384)		(1,464)		(19,926)

	~~W~~	888,576	~~W~~	17,075	~~W~~	(560,205)	~~W~~	345,446

(5)	Dividends

The calculation of dividends for the years ended December 31, 2008 and 2007 was as follows:

	2008	2007
Issued stocks (shares)	436,379,116	336,379,116
Treasury stock (shares)	—	—

Dividend stocks (shares)	436,379,116	336,379,116
Dividend rate (%)	—	49.00

The amount of dividend (Won in millions)	—	824,129

Dividend propensity (%)	—	29.71

Dividend yield ratio (%)	—	3.55

18.	SHARE-BASED PAYMENT:
(1)	The Bank granted stock options to employees and executives including the president several times. When the stock options are exercised, the Bank has the option to settle either through issuance of new shares or treasury stock, or through payment of cash equivalent to the difference between the market price and the exercise price. In accordance with the resolution of the board of directors on August 23, 2005, the Bank has changed the settlement method from issuance of treasury stock to payment of cash equivalent to the difference between the market price and the exercise price only after the remaining treasury stock is issued. The shares to be issued when the stock options are exercised have been exchanged to the shares of KB Financial Group Inc. from the Bank for the establishment of KB Financial Group Inc. on September 29, 2008. Accordingly, the compensation cost of stock options granted before and after the effective date of SKAS No. 22 (Share-based Payment) was measured using the intrinsic value method in accordance with the Interpretations on Financial Accounting Standards 39-35 “Accounting for Stock Options,” and the fair value method, respectively. The details of the stock options as of December 31, 2008 are as follows:

		Exercise	Granted
	Grant date	period (years)	shares (*1)	Grant conditions
Stock Option:
Series 2	01.03.15	8	59,815	Offer service: 1 year
Series 7	01.11.16	8	150,000	Offer service: 3 years
Series 8-1 (*3)	02.03.22	8	46,000	Offer service: 1, 3 years
Series 8-2 (*4)	02.03.22	8	330,000	Offer service: 1, 3 years
Series 9 (*4)	02.07.26	8	30,000	Offer service: 3 years
Series 10-1 (*3)	03.03.21	8	60,000	Offer service: 3 years
Series 10-2 (*4)	03.03.21	8	120,000	Offer service: 3 years
Series 11 (*4)	03.08.27	8	30,000	Offer service: 3 years
Series 12 (*4)	04.02.09	8	60,000	Offer service: 1 year
Series 13-1 (*3)	04.03.23	8	20,000	Offer service: 1 year
Series 14 (*3,*4)	04.11.01	8	700,000	Offer service: 3 years (*6)
Series 15-1 (*3)	05.03.18	8	165,000	Offer service: 3 years
Series 15-2 (*4)	05.03.18	8	750,000	Offer service: 3 years
Series 16 (*4)	05.04.27	8	15,000	Offer service: 3 years
Series 17 (*4)	05.07.22	8	30,000	Offer service: 3 years
Series 18 (*4)	05.08.23	8	15,000	Offer service: 3 years
Series 19 (*2)	06.03.24	8	930,000	Offer service: 1, 2, 3 years
Series 20 (*2)	06.04.28	8	30,000	Offer service: 3 years
Series 21 (*2)	06.10.27	8	20,000	Offer service: 2 years
Series 22 (*2)	07.02.08	8	885,000	Offer service: 1, 3 years
Series 23 (*2)	07.03.23	8	30,000	Offer service: 3 years
Series Kookmin Credit Card —1 (*5)	01.03.22	10	22,146	Offer service: 1 year
Series Kookmin Credit Card —2 (*3,*5)	02.03.29	9	9,990	Offer service: 2 years

			4,507,951

Stock Grant (*10):
Series 1	07.11.01	—	63,450	Offer service: 3 years (*7,*9)
Series 2 ~ 6	08.01.01 ~ 08.03.19	—	126,242	Offer service: 2 years (*8)
Series 7	08.03.20	—	28,566	Offer service: 1, 3 years (*7,*9)
Series 8	08.03.25	—	7,440	Offer service: 2, 3 years (*8,*9)
Series 9	08.06.23	—	3,840	Offer service: 2 years (*8)
Series 10 ~ 11	08.09.11 ~ 08.09.20	—	16,515	Offer service: 2 years (*8)
Series 12	08.10.18	—	5,760	Offer service: 3 year (*8)

			251,813

			4,759,764

(*1)	Granted shares represent the total number of shares initially granted to each employee and executive, some of which shares have not been exercised as of the current balance sheet date.

(*2)	The exercise price is adjusted by the increasing rate of the aggregate market value of major competitors at the balance sheet date.

(*3)	The exercise price is adjusted by the rate of increase in the average stock price index of the banking industry at the balance sheet date. For the Series Kookmin Credit Card -2, the exercise price is adjusted by the rate of increase in the average stock price index of the banking industry and Korea Composite Stock Price Index (KOSPI) at the balance sheet date.

(*4)	The actual number of exercisable granted shares is determined in accordance with the management performance for the contract period of service.

(*5)	The Bank took over the stock options granted by Kookmin Credit Card Co., Ltd. of which the exercise price and number of shares were adjusted in proportion to the merger ratio.

(*6)	300,000 shares are vested when targeted ROE is accomplished; 200,000 shares vested when targeted BIS ratio is achieved; 200,000 shares vested when targeted return on shareholders’ equity is met.

(*7)	25 percent of granted shares are vested when targeted assets growth rate is accomplished; 25 percent of granted shares vested when targeted ROA is achieved, 50 percent of granted shares vested when targeted Relative TSR is met.

(*8)	30 percent of granted shares are vested when targeted KPI is accomplished; 30 percent of granted shares vested when targeted financial result of the Bank is achieved; 40 percent of granted shares vested when targeted Relative TSR is met.

(*9)	For several stock grants, granted shares are vested without non-market performance conditions.

(*10)	Under the stock grant, the number of vested shares among the maximum of exercisable granted shares predetermined on grant date is determined based on the achievement of the targeted performance results. As of December 31, 2008, 175,568 shares are expected to be vested after the contract service period.
(2)	The changes in granted shares and the weighted average exercise price of the stock options except for stock grant for the year ended December 31, 2008 are as follows (Unit: In Won and shares):

							Remaining
	Granted shares				Exercise		period to
	Beginning	Exercised	Expired	Ending	price		maturity (year)
Series 2	69,723	23,229	—	46,494	~~W~~	28,027	0.20
Series 7	75,000	—	—	75,000		51,200	0.88
Series 8-1	28,263	3,321	—	24,942		57,100	1.22
Series 8-2	196,831	—	—	196,831		57,100	1.22
Series 9	23,899	—	—	23,899		58,800	1.57
Series 10-1	40,063	—	—	40,063		47,360	2.22
Series 10-2	70,993	3,000	—	67,993		35,500	2.22
Series 11	5,091	—	—	5,091		40,500	2.65
Series 12	54,250	—	—	54,250		46,100	3.11
Series 13-1	20,000	—	—	20,000		48,800	3.23
Series 14	610,000	—	—	610,000		50,600	3.84
Series 15-1	125,362	—	—	125,362		54,656	4.21
Series 15-2	518,194	—	9,150	509,044		46,800	4.21
Series 16	8,827	—	—	8,827		45,700	4.32
Series 17	30,000	—	559	29,441		49,200	4.56
Series 18	7,212	—	—	7,212		53,000	4.65
Series 19	930,000	—	175,765	754,235		77,056	5.23
Series 20	30,000	—	4,233	25,767		81,900	5.33
Series 21	20,000	—	1,013	18,987		76,600	5.82
Series 22	885,000	—	117,469	767,531		77,100	6.11

						Remaining
	Granted shares				Exercise	period to
	Beginning	Exercised	Expired	Ending	price	maturity (year)
Series 23	30,000	—	14,754	15,246	84,500	6.23
Series Kookmin Credit Card —1	22,146	—	—	22,146	71,538	2.22
Series Kookmin Credit Card —2	9,990	—	—	9,990	129,100	2.24

	3,810,844	29,550	322,943	3,458,351	61,837	4.38

The weighted average stock price of the stock option exercised for the year ended December 31, 2008 is ~~W~~57,858.

The changes in granted shares and the weighted average exercise price of the stock options for the year ended December 31, 2007 are as follows (Unit: In Won and shares):

								Remaining
	Granted shares					Exercise		period to
	Beginning	Granted	Exercised	Expired	Ending	price		maturity (year)
Series 2	88,107	—	18,384	—	69,723	~~W~~	28,027	1.21
Series 6	8,633	—	8,633	—	—		25,100	—
Series 7	150,000	—	75,000	—	75,000		51,200	1.88
Series 8-1	28,863	—	600	—	28,263		57,100	2.22
Series 8-2	263,565	—	66,734	—	196,831		57,100	2.22
Series 9	23,899	—	—	—	23,899		58,800	2.57
Series 10-1	43,414	—	3,351	—	40,063		47,360	3.22
Series 10-2	70,993	—	—	—	70,993		35,500	3.22
Series 11	5,091	—	—	—	5,091		40,500	3.66
Series 12	75,539	—	21,289	—	54,250		46,100	4.11
Series 13-1	20,000	—	—	—	20,000		48,650	4.23
Series 13-2	10,000	—	10,000	—	—		47,200	—
Series 14	700,000	—	—	90,000	610,000		50,600	4.84
Series 15-1	135,259	—	—	9,897	125,362		59,969	5.22
Series 15-2	580,069	—	—	61,875	518,194		46,800	5.22
Series 16	15,000	—	—	6,173	8,827		45,700	5.33
Series 17	30,000	—	—	—	30,000		49,200	5.56
Series 18	15,000	—	—	7,788	7,212		53,000	5.65
Series 19	940,000	—	—	10,000	930,000		81,718	6.23
Series 20	30,000	—	—	—	30,000		85,500	6.33
Series 21	20,000	—	—	—	20,000		79,700	6.83
Series 22	—	885,000	—	—	885,000		77,100	7.11
Series 23	—	30,000	—	—	30,000		84,500	7.23
Series Kookmin Credit Card —1	22,146	—	—	—	22,146		71,538	3.22
Series Kookmin Credit Card —2	9,990	—	—	—	9,990		129,100	3.24

	3,285,568	915,000	203,991	185,733	3,810,844		64,775	5.45

The weighted average stock price of the stock option exercised for the year ended December 31, 2007 is ~~W~~82,353.

(3)	Series 22 and Series 23 are measured at fair value based on the Black-Scholes Model, and the factors used in determining the fair value are as follows (Unit: In Won):

					Expected
					stock price				Risk
	Stock		Exercise		volatility	Maturity	Expected		free rate	Fair
Series	price		price		(%)	(years)	dividend		(%)	value
Series 22-1 (Director)	~~W~~	33,200	~~W~~	77,100	31.92	3.28	~~W~~	3,117	2.82	~~W~~	814
Series 22-2 (Employee)		33,200		77,100	29.10	4.07		3,817	2.90		857
Series 23		33,200		84,500	31.37	3.40		3,223	2.83		589
The expected weighted average exercise period was separately estimated for directors and employees in order to reflect the possibility of an early exercise. The historical stock price volatility during the respective expected exercise period was applied to the calculation of the expected stock price volatility and estimated based on the cross volatility of the stock price between competitors and KB Financial Group Inc. (the Bank’s before October 10, 2008) in order to adjust the exercise price in proportion to the change of the market value of the competitors.

(4)	The stock grant fair value was estimated based on the compensation cost (an arithmetical average of each weighted average closed price of KB Financial Group Inc. calculated based on the transaction volume of the one week, one month and two months as of the balance sheet date), and the fair value per share as of December 31, 2008 was ~~W~~33,200.

(5)	As of December 31, 2008 and 2007, the accrued expenses under the share-based payment amounted to ~~W~~2,656 million and ~~W~~38,482 million, respectively, and the intrinsic value of the vested share option amounted to ~~W~~364 million and ~~W~~22,900 million, respectively. The compensation cost amounting to ~~W~~34,768 million was reversed for the year ended December 31, 2008, and the compensation cost amounting to ~~W~~2,516 million was recorded as selling and administration expenses for the year ended December 31, 2007.

19.	CONTINGENCIES AND COMMITMENTS:
(1)	The Bank holds written-off loans, of which the claim for borrowers and guarantors have not been terminated , amounting to ~~W~~11,585,392 million and ~~W~~11,542,448 million as of December 31, 2008 and 2007, respectively.

(2)	As of December 31, 2008 and 2007, the Bank recorded receivables amounting to ~~W~~4,560,352 million and ~~W~~1,828,928 million, respectively, and payables amounting to ~~W~~4,561,021 million and ~~W~~1,828,435 million, respectively, for unsettled foreign currency spot transactions, respectively.

(3)	As of December 31, 2008 and 2007, the Bank has entered into commitment to provide credit line of ~~W~~210,282 million and ~~W~~480,882 million, respectively, and to purchase commercial papers amounting to ~~W~~1,129,300 million and ~~W~~1,235,400 million, respectively, with several special purpose companies. As of December 31, 2008 and 2007, under these commitments, the Bank extended loans of ~~W~~2,210 million and ~~W~~5,617 million, respectively, to the companies and recognized ~~W~~2,367 million and ~~W~~2,466 million, respectively, of expected loss as other allowance. Purchased commercial papers were ~~W~~471,800 million and ~~W~~136,700 million as of December 31, 2008 and 2007, respectively.

In addition, unused credit in foreign currency amounts to ~~W~~10,043,623 million and ~~W~~6,618,914 million, and the unused credit except for the unused credit limit for other allowances amounts to ~~W~~935,458 million and ~~W~~415,452 million as of December 31, 2008 and 2007, respectively.

(4)	On December 17, 2008, the Bank agreed to subscribe ~~W~~1,037,826 million in private indirect reinvestment trusts for the stabilization of bond markets. The subscribed amount for the current year is ~~W~~ 518,913 million, and, as of December 31, 2008, the remaining amount to be subscribed is ~~W~~ 518,913 million.

(5)	The Bank has filed 94 lawsuits (excluding trial lawsuits for the collection or management of loans) involving aggregate claims of ~~W~~424,565 million and faces 184 lawsuits (excluding trial lawsuits for the collection or management of loans) involving aggregate damages of ~~W~~1,233,456 million, which arose in the normal course of the business and are still pending as of December 31, 2008.

The Korea Lottery Service Inc. (“KLS”) filed lawsuits against the Bank in relation to the commitment fees (3 cases with aggregate claims of ~~W~~599,713 million). However, the government (lottery fund) will be substantially liable for the damages if the court rules in favor of the plaintiff. Thus, it is expected that the lawsuits would not affect the Bank’s financial position. In relation to the litigation with claims of ~~W~~19,557 million, the high court ordered the Bank to pay the commitment fee of ~~W~~4,495 million and related past due interest to KLS, and the litigation is pending at the Supreme Court as of December 31, 2008. With respect to the litigation with claims of ~~W~~445,877 million, the first trial was decided that the Bank pay the commitment fee of ~~W~~122,740 million and related past due interest to KLS and this is on the second court at the balance sheet date, and the lawsuit with claims of ~~W~~134,279 million is pending in the first court.

The government also filed a civil lawsuit against KLS, the accounting firm, the Bank and their responsible persons with aggregate claims amounting to ~~W~~320,800 million for the overpayment of lottery service commission fees to KLS. This litigation is pending at the first trial as of December 31, 2008. On January 8, 2009, at the criminal lawsuit filed by the Korea Prosecutory Authorities against the Bank’s employee, the High Court declared Bank’s employee not guilty. However, the prosecutor appealed to the Supreme Court against the above decision on January 13, 2009 and it is uncertain that the Bank will be ultimately liable for the aforementioned aggregate claims in the civil lawsuit, and a reliable estimate cannot be made of the amount of the potential liabilities as of December 31, 2008.

In 2008, the government had filed a civil lawsuit against the Bank for the return of ~~W~~116,646 million of commission fee, claiming that the commission fee related to the management of the National Housing Fund was unduly overpaid. The first court decided in favor of the Bank on January 9, 2009. But the government appealed to the High Court against the above decision on January 30, 2009.

(6)	The Bank entered into the business cooperation agreements with Citibank and Nonghyup regarding the credit card business. Accordingly, the Bank shares the related revenue from such business operation.

(7)	The Bank purchased outstanding 29,972,840 shares of Joint Stock Company, Bank CenterCredit (Kazakhstan) (the “BCC”) representing 23 percent of the total outstanding shares from existing shareholders from the Kazakhstan Stock Exchange on August 27, 2008, and additional 14,163,836 shares (including 10,298,558 forfeited shares) by participating in paid-in capital increase on November 21, 2008. As a result, the Bank currently holds 30.55 percent (44,136,676 shares) of the total issued shares. In addition, the Bank is planning to purchase additional shares to increase its ownership percentage to over 50.1 percent within 30 months after the aforementioned initial acquisition date.

(8)	The face value of the consumer investment securities amounts to ~~W~~257,340 million and ~~W~~316,429 million as of December 31, 2008 and 2007, respectively.

(9)	The Bank was assessed on income tax and others of ~~W~~438,975 million as a consequence of the regular tax audit performed by the Seoul Regional Tax Office and paid it in 2007. The Bank has filed an appeal against the above assessment through proper legal procedures.

(10)	Derivatives

The notional amounts outstanding for derivative contracts as of December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008 (*1)						2007 (*1)
Type	Trading		Hedge		Total		Trading		Hedge		Total
Interest rate:
Interest rate futures	~~W~~	4,055,910	~~W~~	—	~~W~~	4,055,910	~~W~~	3,505,978	~~W~~	—	~~W~~	3,505,978
Interest rate swaps		78,597,620		5,359,799		83,957,419		54,359,227		4,805,938		59,165,165
Interest rate options purchased		3,250,000		—		3,250,000		160,000		—		160,000
Interest rate options sold		3,585,476		—		3,585,476		100,000		—		100,000

		89,489,006		5,359,799		94,848,805		58,125,205		4,805,938		62,931,143

Currency:
Currency forwards		60,980,820		793,597		61,774,417		87,443,884		—		87,443,884
Currency futures		1,428,414		—		1,428,414		4,230,709		—		4,230,709
Currency swaps		21,356,714		—		21,356,714		13,132,398		—		13,132,398
Currency options purchased (*2)		7,173,716		—		7,173,716		4,911,467		—		4,911,467
Currency options sold (*2)		7,143,368		—		7,143,368		5,828,752		—		5,828,752

		98,083,032		793,597		98,876,629		115,547,210		—		115,547,210

Stock:
Stock index futures		5,729		—		5,729		49,237		—		49,237
Stock options purchased		845,331		—		845,331		503,022		—		503,022
Stock options sold		1,780,354		—		1,780,354		744,651		—		744,651
Stock swaps		495,524		—		495,524		100,000		—		100,000

		3,126,938		—		3,126,938		1,396,910		—		1,396,910

Other:
Merchandise options purchased	~~W~~	44,496	~~W~~	—	~~W~~	44,496	~~W~~	22,961	~~W~~	—	~~W~~	22,961
Merchandise options sold		43,389		—		43,389		22,961		—		22,961
Merchandise forwards		120,397		—		120,397		109,626		—		109,626
Merchandise swaps		957		—		957		468		—		468
Other derivatives		60,000		190,000		250,000		200,000		—		200,000

		269,239		190,000		459,239		356,016		—		356,016

	~~W~~	190,968,215	~~W~~	6,343,396	~~W~~	197,311,611	~~W~~	175,425,341	~~W~~	4,805,938	~~W~~	180,231,279

(*1)	For transactions(excluding currency option) between Won and foreign currencies, unsettled amount of transaction is presented using the basic foreign exchange rate at balance sheet date based on the contract amount in foreign currencies. For transactions(excluding currency option) between foreign currencies and foreign currencies, unsettled amount of transaction is presented using the basic foreign exchange rate at balance sheet date based on foreign currencies purchased.

(*2)	For currency option transactions, unsettled amount of transaction is classified into currency options purchased or currency options sold pursuant to the Accounting Guidelines’ Appendix 5 of the Financial Supervisory Commission in Republic of Korea. For transactions between Won and foreign currencies, unsettled amount of transaction is presented using the basic foreign exchange rate at balance sheet date based on the contract amount in foreign currencies. For transactions between foreign currencies and foreign currencies, unsettled amount of transaction is presented using the basic foreign exchange rate at balance sheet dates based on the currencies expected to receive at maturity.

The details of derivatives as of December 31, 2008 and the valuation of derivatives for the year then ended are as follows (Unit: In millions):

	Gain on valuation (P/L)						Loss on valuation (P/L)						Gain (loss) on valuation(B/S)
Type	Trading		Hedge		Total		Trading		Hedge		Total		Assets		Liabilities
Interest rate:
Interest rate swaps	~~W~~	1,109,958	~~W~~	423,019	~~W~~	1,532,977	~~W~~	1,521,137	~~W~~	23,831	~~W~~	1,544,968	~~W~~	1,237,849	~~W~~	1,403,910
Interest rate options purchased		35,196		—		35,196		8,886		—		8,886		48,415		—
Interest rate options sold		7,760		—		7,760		28,178		—		28,178		14		37,409

		1,152,914		423,019		1,575,933		1,558,201		23,831		1,582,032		1,286,278		1,441,319

Currency:
Currency forwards		4,366,886		27,714		4,394,600		2,616,308		96,455		2,712,763		4,424,925		2,718,577
Currency swaps		1,340,043		—		1,340,043		2,743,505		—		2,743,505		1,303,579		2,585,051
Currency options purchased		957,880		—		957,880		27,887		—		27,887		1,046,702		—
Currency options sold		24,698		—		24,698		452,668		—		452,668		—		597,169

		6,689,507		27,714		6,717,221		5,840,368		96,455		5,936,823		6,775,206		5,900,797

Stock:
Stock options purchased		167,328		—		167,328		49,863		—		49,863		290,548		—
Stock options sold		260,993		—		260,993		52,653		—		52,653		—		481,922
Stock swaps		16,350		—		16,350		161,560		—		161,560		16,963		181,682

		444,671		—		444,671		264,076		—		264,076		307,511		663,604

Other:
Merchandise options purchased	~~W~~	3	~~W~~	—	~~W~~	3	~~W~~	1,246	~~W~~	—	~~W~~	1,246	~~W~~	590	~~W~~	—
Merchandise options sold		1,573		—		1,573		—		—		—		—		573
Merchandise forwards		16,381		—		16,381		15,846		—		15,846		16,381		15,846
Merchandise swaps		1,295		—		1,295		1,281		—		1,281		1,295		1,281
Other derivatives		6,640		1,071		7,711		6,666		7,757		14,423		7,613		9,594

		25,892		1,071		26,963		25,039		7,757		32,796		25,879		27,294

	~~W~~	8,312,984	~~W~~	451,804	~~W~~	8,764,788	~~W~~	7,687,684	~~W~~	128,043	~~W~~	7,815,727	~~W~~	8,394,874	~~W~~	8,033,014

The details of financial derivatives as of December 31, 2007 and the valuation of financial derivatives for the year then ended are as follows (Unit: In millions):

	Gain on valuation (P/L)						Loss on valuation (P/L)						Gain (loss) on valuation(B/S)
Type	Trading		Hedge		Total		Trading		Hedge		Total		Assets		Liabilities
Interest rate:
Interest rate swaps	~~W~~	308,558	~~W~~	4,061	~~W~~	312,619	~~W~~	376,181	~~W~~	212,740	~~W~~	588,921	~~W~~	389,788	~~W~~	637,513
Interest rate options purchased		330		—		330		566		—		566		2,608		—
Interest rate options sold		79		—		79		693		—		693		—		983

		308,967		4,061		313,028		377,440		212,740		590,180		392,396		638,496

	Gain on valuation (P/L)						Loss on valuation (P/L)						Gain (loss) on valuation(B/S)
Type	Trading		Hedge		Total		Trading		Hedge		Total		Assets		Liabilities

Currency:
Currency forwards		773,310		—		773,310		758,470		—		758,470		786,481		808,537
Currency swaps		68,094		—		68,094		108,919		—		108,919		289,617		181,702
Currency options purchased		47,740		—		47,740		3,592		—		3,592		53,259		—
Currency options sold		15,771		—		15,771		19,696		—		19,696		—		56,673

		904,915		—		904,915		890,677		—		890,677		1,129,357		1,046,912

Stock:
Stock options purchased		25,266		—		25,266		36,078		—		36,078		125,116		—
Stock options sold		14,405		—		14,405		27,179		—		27,179		—		133,659
Stock swaps		527		—		527		453		—		453		501		501

		40,198				40,198		63,710				63,710		125,617		134,160

Other:
Merchandise options purchased		184		—		184		128		—		128		1,028		—
Merchandise options sold		215		—		215		118		—		118		—		1,028
Merchandise forwards		2,059		—		2,059		1,966		—		1,966		2,059		1,966
Merchandise swaps		193		—		193		191		—		191		193		191
Other derivatives		2,105		—		2,105		1,974		—		1,974		2,106		1,974

		4,756		—		4,756		4,377		—		4,377		5,386		5,159

	~~W~~	1,258,836	~~W~~	4,061	~~W~~	1,262,897	~~W~~	1,336,204	~~W~~	212,740	~~W~~	1,548,944	~~W~~	1,652,756	~~W~~	1,824,727

The Bank uses various derivative instruments for trading activities and hedging activities, including to cover foreign exchange risks and interest risks in relation to securities and debentures and to manage interest risks for clients. The unsettled notional amount and the valuation gain or loss for hedging transaction are accounted pursuant to the Interpretations on Financial Accounting Standards 53-70 on accounting for derivative instruments.

The Bank holds derivative instruments accounted for as fair value hedges applied to subordinated bonds, structured bonds, structured deposits, off-shore finance bonds and securities using the equity method in foreign currency. The Bank recognized ~~W~~103,676 million and ~~W~~212,295 million of gain and ~~W~~477,755 million and ~~W~~4,061 million of loss on valuation of fair value hedged items for the years ended December 31, 2008 and 2007, respectively. In addition, the interest rate swap and the currency forwards cover the fair value changes of the hedged items resulted from the fluctuation in interest and exchange rate. The sum of differences between the interest rate swap and the currency forwards designated as the fair value hedging instrument and the valuation gain (loss) on the structured bond and the securities using the equity method in foreign currency, and the differences between spot and forward exchange rates, excluded from the evaluation of the hedging effect, is the ineffective portion amounted to ~~W~~29,932 million.

The details of the credit default swap as of December 31, 2008 are as follows (Unit: In millions):

				Credits
Type	Amount		Reference entity	grades
Sold credit default swap	~~W~~	3,000	Korean large corporations	A
Sold credit default swap		100,000	Korean large corporations	AAA
Sold credit default swap		100,000	Korean large corporations	AA+
Sold credit default swap		251,500	Korean financial institutions	AAA
Loss can be incurred in relation to the sales of the credit default swap in case of the credit events such as the default of the reference entity.

20.	ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Significant assets and liabilities denominated in foreign currencies as of December 31, 2008 and 2007 are as follows:

	2008				2007
	USD		KRW		USD		KRW
	equivalent(*2)		equivalent		equivalent(*2)		equivalent
	(In thousands)		(In millions)		(In thousands)		(In millions)
Assets:
Foreign currencies	US$	216,716	~~W~~	272,521	US$	201,942	~~W~~	189,463
Due from banks in foreign currencies		1,007,478		1,266,904		173,234		162,529
Securities in foreign currencies		1,519,138		1,910,316		1,279,895		1,200,798
Loans in foreign currencies (*1)		8,871,077		11,155,379		7,992,732		7,498,780
Bills bought in foreign currencies		2,190,012		2,753,940		1,728,857		1,622,013
Call loans in foreign currencies		212,574		267,312		411,213		385,800
Liabilities:
Deposits in foreign currencies	US$	2,252,158	~~W~~	2,832,089	US$	1,769,490	~~W~~	1,660,137
Borrowings in foreign currencies		6,649,214		8,361,387		5,992,029		5,621,721
Call money in foreign currencies		1,761,857		2,215,535		676,219		634,428
Debentures in foreign currencies		2,958,229		3,719,973		2,841,516		2,665,910
Foreign currency bills payable		53,325		67,056		58,407		54,797

(*1)	Domestic import usance bill included.

(*2)	Foreign currencies other than U.S. dollars were translated into U.S. dollars at the basic rates of exchange at balance sheet dates.

21.	INTEREST REVENUE AND EXPENSES:
The average balance of the interest bearing assets and liabilities, and the related interest revenue and expenses as of and for the years ended December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008					2007
			Interest		Interest			Interest		Interest
	Average		revenue		rate	Average		revenue		rate
	balance		/expense		(%)	balance		/expense		(%)
Interest revenue
Due from banks(*)	~~W~~	437,061	~~W~~	7,162	1.64	~~W~~	350,602	~~W~~	13,007	3.71
Securities		30,000,242		1,643,801	5.48		28,455,563		1,440,186	5.06
Loans		192,190,527		14,785,617	7.69		161,678,112		12,146,901	7.51

	~~W~~	222,627,830	~~W~~	16,436,580	7.38	~~W~~	190,484,277	~~W~~	13,600,094	7.14

Interest expense
Deposits	~~W~~	153,651,904	~~W~~	6,333,853	4.12	~~W~~	130,751,328	~~W~~	4,144,124	3.17
Borrowings		56,378,090		2,918,516	5.18		47,096,377		2,449,474	5.20

	~~W~~	210,029,994	~~W~~	9,252,369	4.41	~~W~~	177,847,705	~~W~~	6,593,598	3.71

(*)	Excluding the average balance of reserve deposits with BOK as of December 31, 2008 and 2007 and the related interest income amounting to ~~W~~ 91,925 million of reserve deposits with BOK in 2008.

22.	GENERAL AND ADMINISTRATIVE EXPENSES:
(1)	General and administrative expenses for the year ended December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008		2007
Salaries (Note 18)	~~W~~	1,482,775	~~W~~	1,620,826
Provision for severance benefits (Note 13)		182,380		191,064
Severance benefits for voluntary resignation		90,546		8,735
Other employee benefits		601,342		518,982
Rent expenses		164,167		124,179
Depreciation (Note 8)		332,695		314,006
Amortization (Note 9)		125,449		108,720
Taxes and dues		165,166		141,730
Advertising		85,273		113,579
Development expenses		178,212		159,843
Other general and administrative expenses		391,515		391,590

	~~W~~	3,799,520	~~W~~	3,693,254

(2)	Other general and administrative expenses for the years ended December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008		2007
Communication	~~W~~	51,554	~~W~~	50,657
Electricity and utilities		18,582		18,166
Publication		24,873		24,076
Repairs maintenance		15,978		18,583
Vehicle		31,546		28,809
Travel		5,095		5,680
Training		34,351		34,456
Service fees		105,123		91,320
Others		104,413		119,843

	~~W~~	391,515	~~W~~	391,590

23.	NON-OPERATING REVENUE AND EXPENSES:
Non-operating revenue and expenses for the years ended December 31, 2008 and 2007 consist of (Unit: In millions):

	2008		2007
Non-operating revenue:
Gain on valuation of securities accounted for using the equity method (Note 4)	~~W~~	60,719	~~W~~	100,064
Gain on disposal of securities accounted for using the equity method		400,139		161,145
Gains on disposition of property and equipment		3,743		10,504
Recovery of impairment losses on property and equipment (Note 8)		500		109
Rental income		3,346		3,253
Others		139,277		169,824

		607,724		444,899

Non-operating expenses:
Loss on valuation of securities accounted for using the equity method (Note 4)		90,997		364
Loss on disposal of securities accounted for using the equity method		—		783
Losses on disposition of property and equipment		1,065		1,598
Impairment losses on property and equipment (Note 8)		57,436		3,094
Others		111,380		142,576

	~~W~~	260,878	~~W~~	148,415

24.	INCOME TAX EXPENSE:
(1)	The differences between pretax accounting income and taxable income pursuant to Korean Corporate Income Tax Law for the years ended December 31, 2008 and 2007 are summarized as follows (Unit: In millions):

	2008				2007
Income before income tax			~~W~~	2,158,289			~~W~~	4,529,870
Taxable and non-deductible items:
Temporary difference	~~W~~	4,401,127			~~W~~	2,542,827
Permanent difference		1,206,801		5,607,928		515,843		3,058,670

Deductible and non-taxable items:
Temporary difference		(4,524,623)				(2,056,002)
Permanent difference		(1,129,636)		(5,654,259)		(1,261,684)		(3,317,686)

Taxable income			~~W~~	2,111,958			~~W~~	4,270,854

(2)	Changes in cumulative temporary differences for the years ended December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008
	Beginning						Ending
	balance (*1)		Deduction		Addition		balance
(Deductible temporary differences)
Gain on fair value hedges	~~W~~	(258,048)	~~W~~	(258,048)	~~W~~	181,131	~~W~~	181,131
Other allowances		770,558		745,768		703,336		728,126
Tangible asset impairment losses		16,366		16,366		72,231		72,231
Interest on ELD		14,870		12,992		12,642		14,520
Stock options		38,301		38,301		589		589
Allowance for possible losses on acceptances and guarantees		36,512		36,512		122,446		122,446
Present value discount		1,292		1,292		553		553
Dividends from SPC		202,430		—		10,353		212,783
Allowance for repurchase SPC		80,204		—		—		80,204
Others		863,628		327,433		2,305,306		2,841,501

		1,766,113		920,616		3,408,587		4,254,084

The exclusion of deferred income tax assets (*2):
Stock options		—						589
Other allowances		512						438
Dividends from SPC		202,430						212,783
Allowance for repurchase SPC		80,204						80,204
Others		1,047						3,820

		1,481,920						3,956,250
Statutory tax rate (*3)		27.50%						24.2%, 22.0%

Deferred income tax assets		407,528						910,152

(Taxable temporary differences)
Accrued interest		(475,550)		(390,087)		(164,088)		(249,551)
Advanced depreciation provisions		—		—		(504,444)		(504,444)
Deferred loan origination fee and cost		(178,858)		(178,858)		(187,399)		(187,399)
Gain on revaluation of property and equipment		—		—		(1,145,969)		(1,145,969)
Gain on valuation of derivatives		225,020		202,245		(879,136)		(856,361)
Goodwill		(221,979)		(78,345)		—		(143,634))
Others		(450,553)		(20,025)		(195,502)		(626,030)

		(1,101,920)		(465,070)	~~W~~	(3,076,538)		(3,713,388)

The exclusion of deferred income tax liabilities:
Goodwill		(221,979)						(143,634)
Others		(2,539)						(5,769)

		(877,402)						(3,563,985)
Statutory tax rate (*3)		27.5%						24.2%, 22.0%

Deferred income tax liabilities		(241,286)						(808,751)

Net deferred income tax assets	~~W~~	166,242					~~W~~	101,401

(*1)	The adjustment based on the final tax return was reflected in the beginning deferred income tax assets.

(*2)	Stock options amounting to ~~W~~ 589 million, other allowances amounting to ~~W~~ 438 million, dividends from SPC amounting to ~~W~~ 212,783 million, allowance for repurchase SPC amounting to ~~W~~ 80,204 million and others amounting to ~~W~~ 3,820 million in deductible temporary differences are not recoverable in the future; therefore, these were not recognized as deferred tax assets as of December 31, 2008.

(*3)	As a result of the change in statutory tax rates pursuant to amendments to the Corporation Income Tax Law in 2008, the Bank measured its deferred income tax assets and liabilities using the 24.2 percent tax rate on the amounts expected to be realized or settled in 2009, and 22 percent tax rate in 2010 and thereafter, respectively.

	2007
	Beginning						Ending
	balance (*1)		Deduction		Addition		balance
(Deductible temporary differences)
Other allowances	~~W~~	801,451	~~W~~	776,661	~~W~~	745,768	~~W~~	770,558
Allowance for loan losses		276		—		—		276
Impairment losses on property and equipment		15,535		15,535		16,366		16,366
Interest on ELD		19,307		15,732		11,295		14,870
Stock options		42,754		42,754		38,301		38,301
Allowance for possible losses on acceptances and guarantees		18,772		18,772		36,512		36,512
Loss on valuation of derivatives		38,403		38,403		217,187		217,187
Present value discount		1,370		1,370		1,292		1,292
Dividends from SPC		205,255		259		5,828		210,824
Allowance for repurchase SPC		80,204		—		—		80,204
Others		181,650		33,254		726,145		874,541

		1,404,977		942,740		1,798,694		2,260,931

The exclusion of deferred income tax assets (*2):
Other allowances		7,238						512
Dividends from SPC		205,255						210,824
Allowance for repurchase SPC		80,204						80,204
Others		72,556						80,105

		1,039,724						1,889,286
Statutory tax rate		27.50%						27.50%

Deferred income tax assets		285,924						519,554

(Taxable temporary differences)
Gain on fair value hedges		(62,843)		(62,843)		(258,177)		(258,177)
Accrued interest		(431,301)		(431,301)		(475,473)		(475,473)
Deferred loan organization fee and cost		(138,338)		(138,338)		(178,858)		(178,858)
Goodwill		(300,324)		(78,345)		—		(221,979)
Dividends from SPC		(8,374)		(8,374)		—		—
Others		(350,727)		(24,932)		(200,754)		(526,549)

		(1,291,907)		(744,133)		(1,113,262)		(1,661,036)

The exclusion of deferred income tax liabilities:
Goodwill		(300,324)						(221,979)
Others		(72,406)						(82,464)

		(919,177)						(1,356,593)
Statutory tax rate		27.50%						27.50%

Deferred income tax liabilities		(252,774)						(373,063)

Net deferred income tax assets	~~W~~	33,150					~~W~~	146,491

(*1)	The adjustment based on the final tax return was reflected in the beginning deferred income tax assets.

(*2)	Other allowances amounting to ~~W~~ 512 million, dividends from SPC amounting to ~~W~~ 210,824 million, allowance for repurchase SPC amounting to ~~W~~ 80,204 million and others amounting to ~~W~~ 80,105 million in deductible temporary differences are not recoverable in the future; therefore, these were not recognized as deferred tax assets as of December 31, 2007.

(2)	Income tax payable and income tax refund receivable as of December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008		2007
Income tax refund receivable	~~W~~	434,855	~~W~~	533,838
Income tax payable (*)		557,066		1,174,141

Net income tax payable (Note 16)	~~W~~	122,211	~~W~~	640,303

(*)	Net income tax payable excludes income tax payable of ~~W~~1,319 million and ~~W~~2,008 million, which is not to be offset to income tax refund receivable, such as income tax expense of overseas branch as of December 31, 2008 and 2007, respectively.
(3)	Income tax expense for the years ended December 31, 2008 and 2007 is summarized as follows (Unit: In millions):

	2008		2007
Income tax currently payable (*)	~~W~~	551,591	~~W~~	1,660,237
Changes in deferred tax assets		64,841		(113,341)
Income tax expense of overseas branch		6,362		4,878

Total income tax effect		622,794		1,551,774
Income tax expense or benefit allocated directly to shareholders’ equity		24,711		204,253

	~~W~~	647,505	~~W~~	1,756,027

(*)	Income tax currently payable includes additional payment of income tax of ~~W~~2,054 million and ~~W~~486,315 million for the years ended December 31, 2008 and 2007, respectively, and income tax refund receivable of ~~W~~7,529 million and ~~W~~219 million for the years ended December 31, 2008 and 2007, respectively.
(4)	Reconciliation items between income before income tax and income tax expense for the years ended December 31, 2008 and 2007 are as follows (Units: In millions):

	2008		2007
Income before income tax ()	~~W~~	2,158,289	~~W~~	4,529,870

Tax amount (*1)		593,499		1,245,701
Reconciliation items:
Non-taxable income		(5,688)		(5,282)
Non-deductable expense		9,143		10,320
Tax credit		(24,277)		(414)
Non-realized temporary differences		25,311		14,646
Additional income taxes for prior year (Refund of prior year’s income tax)		(5,475)		486,096
Income tax expense of overseas branches		6,362		4,878
Others(*2)		48,630		82

Income tax expense (‚)	~~W~~	647,505	~~W~~	1,756,027

Effective tax rates (‚/)		30.00%		38.77%

(*1)	Multiplying income before income tax by the statutory income tax rate, including resident tax surcharges (12.1 percent for less than ~~W~~200 million, 27.5 percent for more than ~~W~~200 million in 2008; 14.3 percent for less than ~~W~~100 million, 27.5 percent for more than ~~W~~100 million in 2007).

(*2)	As a result of the change in statutory tax rates pursuant to amendments to the Corporation Income Tax Law in 2008, income tax expenses increased by ~~W~~46,615 million and deferred income tax assets decreased by the same amount.

25.	EARNINGS PER SHARE:
(1)	Basic net income per share

Basic net income per share was calculated for common stock by dividing net income available to common shareholders by the weighted average number of outstanding common stock.

Net income per share for common stock for the years ended December 31, 2008 and 2007 is computed as follows:
1)	Outstanding capital stock for the years ended December 31, 2008 and 2007 is as follows:

	2008		2007
		Number of shares		Number of shares
	Number of shares	x number of days	Number of shares	x number of days
Number of common shares outstanding-beginning balance	336,379,116	123,114,756,456	336,379,116	122,778,377,340
Paid-in capital increases	100,000,000	900,000,000	—	—
Acquisition of treasury shares	(55,103,249)	(5,864,902,494)	—	—
Disposal of treasury shares	55,103,249	5,179,705,406	—	—

	436,379,116	123,329,559,368	336,379,116	122,778,377,340

Weighted average number of common shares outstanding (2008): 123,329,559,368 ÷ 366 days = 336,966,009 shares

Weighted average number of common shares outstanding (2007): 122,778,377,340 ÷ 365 days = 336,379,116 shares
2)	The basic net income per share for the years ended December 31, 2008 and 2007 is as follows (Unit: In Won):

	2008		2007
Net income ()	~~W~~	1,510,783,978,362	~~W~~	2,773,843,133,424
Weighted average number of common shares outstanding (‚)		336,966,009		336,379,116
Net income per share (/‚)	~~W~~	4,483	~~W~~	8,246

(2)	Diluted net income per share

Diluted net income per share for the years ended December 31, 2008 and 2007 represents diluted net income divided by the number of common shares and diluted securities.

Diluted net income per share for the years ended December 31, 2008 and 2007 is computed as follows (Unit: In Won):

	2008		2007
Diluted net income	~~W~~	1,510,783,978,362	~~W~~	2,773,843,133,424
Weighted average number of common shares outstanding and diluted securities (*)		336,966,009		337,132,891

Diluted net income per share	~~W~~	4,483	~~W~~	8,228

(*)	The fair value of the service to be received has been reflected in the exercise price in calculating the diluted shares. The diluted shares included in the outstanding common shares don’t exist as of December 31, 2008 and the diluted shares included in the outstanding common shares are 753,775 shares as of December 31, 2007.

26.	COMPREHENSIVE INCOME:
Comprehensive income for the years ended December 31, 2008 and 2007 is as follows (Unit: In millions):

	2008		2007
Net income	~~W~~	1,510,784	~~W~~	2,773,843
Other comprehensive income (loss):
Loss on valuation of available-for-sale securities		(781,153)		(518,226)
Loss on valuation of held-to-maturity securities		(13)		(56)
Loss on valuation of securities using the equity method		(12,873)		(24,848)
Gain on revaluation of property and equipment		893,856		—

	~~W~~	1,610,601	~~W~~	2,230,713

27.	TRUST ACCOUNTS:
(1)	Major financial information related to the trust accounts as of and for the years ended December 31, 2008 and 2007 are as follows (Unit : In millions):

	2008		2007
Operating revenue of trust operation:
Trust fees and commissions from trust accounts	~~W~~	84,833	~~W~~	93,406
Commissions from early redemption in trust accounts		72		21

	~~W~~	84,905	~~W~~	93,427

Operating expenses of trust operation:
Accrued interest on trust accounts	~~W~~	74,016	~~W~~	73,746

Assets:
Accrued receivable trust fees	~~W~~	50,707	~~W~~	86,063

Liabilities:
Due to trust accounts	~~W~~	2,777,502	~~W~~	1,427,154
Accrued interest on trust accounts		7,335		3,048

	~~W~~	2,784,837	~~W~~	1,430,202

(2)	As of December 31, 2008 and 2007, trust accounts for which the Bank provided the guarantees for a fixed rate of return and/or the repayment of principal consist of following (Unit: In millions):

		2008				2007
	Name of fund	Book value		Fair value		Book value		Fair value
Trust accounts guaranteeing the repayment of principal:	Old age pension (*1)	~~W~~	8,628	~~W~~	8,674	~~W~~	10,231	~~W~~	10,164
	Personal pension (*1)		2,274,706		2,267,986		2,244,478		2,185,306
	Pension trust		667,729		667,729		556,333		556,333
	Retirement trust		429,053		429,053		456,460		456,460
	New personal pension		71,986		71,986		68,092		68,092
	New old age pension		28,432		28,432		50,569		50,569

			3,480,534		3,473,860		3,386,163		3,326,924

Trust accounts guaranteeing a fixed rate of return and the repayment of principal:	Development money trust (*1)		34,343		34,385		73,427		73,440
	Unspecified monetary trust (*1)		107		107		151		151

			34,450		34,492		73,578		73,591

		~~W~~	3,514,984	~~W~~	3,508,352	~~W~~	3,459,741	~~W~~	3,400,515

(*1)	These funds were not stated at fair value but at book value.

28.	SEGMENT INFORMATION:
(1)	As of December 31, 2008 and 2007, the Bank’s operating segments are consumer banking, corporate banking, credit card operation, treasury operation of investment in securities (including derivatives) and funding, and other operations of general administration and trust. Geographical segment are segregated into two segments: domestic and overseas operations.

As of and for the year ended December 31, 2008, financial information on the Bank’s operating segments is as follows (Unit: In millions):

	Consumer		Corporate		Credit card		Capital market		Other		Total
Securities	~~W~~	—	~~W~~	146,678	~~W~~	27,405	~~W~~	30,136,274	~~W~~	4,618,560	~~W~~	34,928,917
Loans		95,831,530		90,306,585		10,160,024		2,214,877		181,809		198,694,825

Operating income before provision		1,921,405		1,182,683		711,740		144,603		(160,972)		3,799,459
As of and for the year ended December 31, 2007, financial information on the Bank’s operating segments is as follows (Unit: In millions):

	Consumer		Corporate		Credit card		Capital market		Other		Total
Securities	~~W~~	—	~~W~~	15,179	~~W~~	127,866	~~W~~	27,845,957	~~W~~	2,788,357	~~W~~	30,777,359
Loans		87,650,627		72,497,327		9,140,764		2,088,198		173,077		171,549,993

Operating income before provision		1,958,694		1,024,232		763,786		(21,538)		1,132,755		4,857,929
(2)	Financial information on the Bank’s geographical segments as of and for the year ended December 31, 2008 is as follows (Unit: In millions):

	Domestic		Overseas		Total
Securities	~~W~~	34,783,485	~~W~~	145,432	~~W~~	34,928,917
Loans		197,480,739		1,214,086		198,694,825

Operating income before provision		3,773,918		25,541		3,799,459
Financial information on the Bank’s geographical segments as of and for the year ended December 31, 2007 is as follows (Unit: In millions):

	Domestic		Overseas		Total
Securities	~~W~~	30,763,051	~~W~~	14,308	~~W~~	30,777,359
Loans		170,905,003		644,990		171,549,993

Operating income before provision		4,842,362		15,568		4,857,930

29.	RELATED PARTY TRANSACTIONS:
(1)	The subsidiaries of the Bank as of December 31, 2008 and 2007 are as follows:

	2008	2007
Parent	KB Financial Group Inc.
Overseas Subsidiaries	Kookmin Bank International Ltd. (London) Kookmin Bank Hong Kong Ltd.	Kookmin Bank International Ltd. (London) Kookmin Bank Hong Kong Ltd.
Domestic Subsidiaries	KB Life Insurance Co., Ltd.	KB Life Insurance Co., Ltd. KB Investment Co., Ltd. KB Futures Co., Ltd. KB Data System Co., Ltd. KB Asset Management Co., Ltd. KB Real Estate Trust Co., Ltd. KB Credit Information Co., Ltd.

(*)	KB Investment Co., Ltd., KB Futures Co., Ltd., KB Data System Co., Ltd., KB Asset Management Co., Ltd., KB Real Estate Trust Co., Ltd. and KB Credit Information Co., Ltd. became wholly-owned subsidiaries of KB Financial Group Inc. in 2008 (See Note 32).
(2)	The various employee benefits for the major directors for the years ended December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008						2007
	Short-term						Short-term
	employee		Stock				employee		Stock
	benefits (*)		option		Total		benefits (*)		option		Total
Registered officers (Standing)	~~W~~	4,616	~~W~~	(12,229)	~~W~~	(7,613)	~~W~~	4,291	~~W~~	(50)	~~W~~	4,241
Registered officers (Non-Standing)		587		(589)		(2)		624	24			648

	~~W~~	5,203	~~W~~	(12,818)	~~W~~	(7,615)	~~W~~	4,915	~~W~~	(26)	~~W~~	4,889

(*)	Short-term employee benefits are based on the actual payment.

(**)	The key management includes registered officers who have authorities and responsibilities for decision-making of the business plan, operations and control over the Bank.

(3)	Significant balances with related parties as of December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008
	Assets		Allowance		Liabilities
Parent:
KB Financial Group Inc.	~~W~~	184	~~W~~	2	~~W~~	15,605

Subsidiaries:
Trust accounts (trust accounts guaranteed a fixed rate of return and/or the repayment of principal) (*)		32,922		—		427,277
KB Life Insurance Co., Ltd.		3,335		2		8,776
Kookmin Bank International Ltd. (London)		491,392		—		288,548
Kookmin Bank Hong Kong Ltd.		403,412		—		164,029

		931,061		2		888,630

Parent’s subsidiaries:
KB Investment Co., Ltd.		10,345		88		19
KB Futures Co., Ltd.		31		1		11,470
KB Data System Co., Ltd.		175		1		39,576
KB Asset Management Co., Ltd.		110		1		107,444
KB Real Estate Trust Co., Ltd.		31,767		270		742
KB Credit Information Co., Ltd.		95		2		40,970
KB Investment & Securities Co., Ltd.		272		4		5,087

		42,795		367		205,308

Investee under the equity method:
Jooeun Industrial Co., Ltd.		16,937		16,937		—

	~~W~~	990,977	~~W~~	17,308	~~W~~	1,109,543

	2007
	Assets		Allowance		Liabilities
Subsidiaries:
Trust accounts (trust accounts guaranteed a fixed rate of return and/or the repayment of principal) (*)	~~W~~	71,996	~~W~~	—	~~W~~	288,305
KB Life Insurance Co., Ltd.		3,461		—		8,369
Kookmin Bank International Ltd. (London)		341,461		—		201,594
Kookmin Bank Hong Kong Ltd.		166,149		—		105,288

		583,067		—		603,556

Parent’s subsidiaries:
KB Investment Co., Ltd.		1,410		12		163
KB Futures Co., Ltd.		153		—		9,388
KB Data System Co., Ltd.		61		—		28,892
KB Asset Management Co., Ltd.		108		—		87,839
KB Real Estate Trust Co., Ltd.		3,774		31		10,638
KB Credit Information Co., Ltd.		95		—		32,349

		5,601		43		169,269

Investee under the equity method:
Jooeun Industrial Co., Ltd.		37,181		18,590		—

	~~W~~	625,849	~~W~~	18,633	~~W~~	772,825

(*)	Trust accounts guaranteeing the repayment of principal or a fixed rate of return.

(4)	Significant transactions with related parties for the years ended December 31, 2008 and 2007 are as follows (Unit: In millions):

	2008
			Bad debt
	Revenue		expenses		Expenses (*2)
Parent:
KB Financial Group Inc.	~~W~~	138	~~W~~	2	~~W~~	689

Subsidiaries:
Trust accounts (trust accounts guaranteed a fixed rate of return and/or the repayment of principal) (*1)		29,657		—		10,044
KB Life Insurance Co., Ltd.		48,343		2		4
Kookmin Bank International Ltd. (London)		20,079		—		7,049
Kookmin Bank Hong Kong Ltd.		23,804		—		1,885

		121,883		2		18,982

Parent’s subsidiaries:
KB Investment Co., Ltd.		531		76		116
KB Futures Co., Ltd.		29		1		2,196
KB Data System Co., Ltd.		3		1		43,997
KB Asset Management Co., Ltd.		678		1		5,540
KB Real Estate Trust Co., Ltd.		1,136		239		267
KB Credit Information Co., Ltd.		237		2		54,618
KB Investment & Securities Co., Ltd.		937		4		2,492

		3,551		324		109,226

Investee under the equity method:
Jooeun Industrial Co., Ltd.		—		(1,653)		—

	~~W~~	125,572	~~W~~	(1,325)	~~W~~	128,897

	2007
			Bad debt
	Revenue		expenses		Expenses (*2)
Subsidiaries:
Trust accounts (trust accounts guaranteed a fixed rate of return and/or the repayment of principal) (*1)	~~W~~	36,813	~~W~~	—	~~W~~	6,260
KB Life Insurance Co., Ltd.		43,773		—		5
Kookmin Bank International Ltd. (London)		12,439		—		3,852
Kookmin Bank Hong Kong Ltd.		11,631		—		1,322

		104,656		—		11,439

Parent’s subsidiaries:
KB Investment Co., Ltd.		18		12		412
KB Futures Co., Ltd.		57		—		2,207
KB Data System Co., Ltd.		139		—		34,677
KB Asset Management Co., Ltd.		832		—		3,497
KB Real Estate Trust Co., Ltd.		278		25		1,999
KB Credit Information Co., Ltd.		169		—		59,418

		1,493		37		102,210

Investee under the equity method:
Jooeun Industrial Co., Ltd.		—		(13,086)		—

	~~W~~	106,149	~~W~~	(13,049)	~~W~~	113,649

(*1)	Trust accounts guaranteeing the repayment of principal or a fixed rate of return.

(*2)	Bad debt expenses excluded.

In addition, the Bank purchased fixed assets from KB Data System Co., Ltd. amounting to ~~W~~58,382 million and ~~W~~24,896 million for the years ended December 31, 2008 and 2007, respectively.

30.	EMPLOYEE BENEFITS:
The Bank has employee benefits programs, such as support for rent of houses, scholarship, medical insurance, accident compensation, compensated leave, gym facilities and other benefits.

31.	CASH FLOWS:
(1)	Cash in the cash flow statements is cash and due from banks(except for restricted due from banks) in the balance sheet and cash flows from operating activities are presented by the indirect method.

(2)	The cash and due from banks in the statements of cash flows for the years ended December 31, 2008 and 2007 are as follows (Unit : In millions)

	2008		2007
Cash and checks	~~W~~	2,190,743	~~W~~	2,287,607
Foreign currencies		272,521		189,463
Due from banks		5,265,032		4,067,684

		7,728,296		6,544,754
Restricted due from banks		(4,808,166)		(4,010,991)

	~~W~~	2,920,130	~~W~~	2,533,763

(3)	Significant transactions not involving cash inflows and outflows for the years ended December 31, 2008 and 2007 are as follows (Unit : In millions):

	2008		2007
Decrease in allowance for possible loan losses for sale of NPLs and repurchase of NPLs sold	~~W~~	56,776	~~W~~	69,435
Write-offs of loans and decrease of loans from principal exemption		1,199,563		827,485
Increase in available-for-sale securities from debt-equity swap		4,777		12,691
Reclassification of securities using the equity method to available-for-sale securities		798,067		—
Reclassification of treasury stock to available-for-sale securities		3,410,033		—
Decrease in accumulated other comprehensive income from valuation of securities		794,039		543,130
Increase in accumulated other comprehensive income from revaluation of property and equipment		893,856		—

32.	Establishment of KB Financial Group Inc.:
The Bank and its subsidiaries, KB Real Estate Trust Co., Ltd., KB Investment Co., Ltd., KB Credit Information Co., Ltd., KB Data System Co., Ltd., KB Asset Management Co., Ltd., KB Futures Co., Ltd. and KB Investment & Securities Co., Ltd., approved the stock transfer plan to establish KB Financial Group Inc. (a holding company) at the shareholders meeting on August 25, 2008 and received final approval from the Financial Services Commission on September 26, 2008. In accordance with the approval, KB Financial Group Inc. was established on September 29, 2008 and the shareholders of the Bank received 1 common stock of KB Financial Group Inc. for 1 common stock of the Bank. Accordingly, the Bank became a wholly-owned subsidiary of KB Financial Group Inc.; the stocks of KB Financial Group, Inc. were listed on and the stocks of the Bank delisted from the Korea Exchange concurrently on October 10, 2008. Through the stock transfer, the Bank acquired 73,607,601 shares of KB Financial Group, Inc. and has 47,407,671 shares as of December 31, 2008 after disposing of 26,199,930 shares for the year ended December 31, 2008. The Bank classified these stocks as available-for-sale securities and will dispose the stocks within three years from the acquisition date.

33.	FINANCIAL INFORMATION OF THE FOURTH QUARTER:
The major operating results of 4th quarter in 2008 and 2007 (unaudited) are as follows (Unit: In millions):

	4th quarter
	2008		2007
Operating revenue	~~W~~	17,656,188	~~W~~	5,928,305
Operating expenses		18,090,161		5,152,205

Operating income (loss)		(433,973)		776,100
Non-operating income		206,701		101,795
Non-operating expenses		161,063		71,967

Income (loss) before income tax		(388,335)		805,928
Income tax expense		(69,876)		225,864

Net income (loss)	~~W~~	(318,459)	~~W~~	580,064

Net income (loss) per share (In currency units)	~~W~~	(920)	~~W~~	1,724

Diluted net income (loss) per share (In currency units)	~~W~~	(917)	~~W~~	1,721

34.	APPROVAL DATE OF FINANCIAL STATEMENTS:
Financial statements to be presented at the annual shareholders’ meeting were approved by the board of directors on February 10, 2009.